Exhibit 99.2
Quarterly Financial Supplement
For the three months ended
March 31, 2007
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2006.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
TABLE OF CONTENTS

Section	Tab

Earnings Release & Financial Statements	1.0

Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Reconciliation of Non-GAAP Financial Measures	2.5

Joint Venture Financial Summary	3.0

Investment Summary	4.0
• Capital Transactions	4.1
• Acquisitions	4.2
• Dispositions	4.3
• Expansion and Redevelopment Projects	4.4
• Development Projects	4.5
• Development Delivery Schedules	4.6
• Development Funding Schedules	4.7

Portfolio Summary	5.0

Debt Summary	6.0
• Consolidated Debt	6.1
• Consolidated Mortgage Principal Payments and Corporate Debt Maturities	6.2
• Joint Venture Debt	6.3
• Pro Rata Joint Venture Debt	6.4
• Joint Venture Mortgage Principal Payments	6.5

Investor Contact Information	7.0

Appendix (available online at www.ddr.com under Investor Relations)

• Property List
• Joint Venture Partnership Summaries

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein Chairman and Chief Executive Officer 216-755-5500	Michelle M. Dawson Vice President of Investor Relations 216-755-5455
DEVELOPERS DIVERSIFIED REALTY REPORTS AN INCREASE OF 16.7%
IN DILUTED FFO PER SHARE FOR THE QUARTER ENDED MARCH 31, 2007
     CLEVELAND, OHIO, April 26, 2007 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant community centers, today reported operating results for the first quarter ended March 31, 2007.
•	Funds From Operations (“FFO”) per diluted share increased 16.7% to $0.91 and net income per diluted share increased 27.3% to $0.42 for the three-months ended March 31, 2007, as compared to the prior year

•	Executed leases during the first quarter totaled approximately 2.4 million square feet, including 155 new leases and 272 renewals

•	Base rents increased 24.1% on new leases, 10.7% on renewals and 12.6% on a blended basis

•	Core portfolio leased percentage at March 31, 2007 was 95.9%

•	Same store net operating income (“NOI”) for the quarter increased 2.3% over the prior year quarter
     Scott Wolstein, DDR’s Chairman and Chief Executive Officer stated, “ I am pleased to announce this quarter’s financial results, which reflect solid market fundamentals and continued strong tenant demand in our operating and development portfolios from both traditional community center retail names and a growing number of specialty retailers. During the quarter, we successfully closed the acquisition of Inland Retail Real Estate Trust and our joint venture with TIAA-CREF. These transactions showcased many of the strengths and competencies of our Company. Through the integration process, we now control all of the leasing, accounting and property management functions of the former IRRETI assets. We can now leverage our national asset management platform to increase efficiencies and enhance the operating results of the assets, which will strengthen our portfolio as a whole and lead to increased shareholder value.”
     Financial Results:
     FFO, a widely accepted measure of a Real Estate Investment Trust’s (“REIT”) performance, on a diluted and basic per share basis was $0.91 for the three-months ended March 31, 2007, as compared to $0.78 for the same period in the previous year, an increase of 16.7%. FFO available to common shareholders was $106.2 million for the three-months ended March 31, 2007, as compared to $86.2 million for the first quarter of 2006, an increase of 23.2%. Net income available to common shareholders was $48.7 million or $0.42 per share (diluted and basic) for the three-months ended March 31, 2007, as compared to $35.9 million, or $0.33 per share (diluted and basic) for the prior comparable period. The increase in net income and FFO for the three-months ended March 31, 2007, primarily is related to the merger with Inland Retail Real Estate Trust, Inc. (“IRRETI”) and the release of certain valuation reserves.
     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
     Leasing activity continues to be strong throughout the portfolio. During the first quarter of 2007, the Company executed 155 new leases aggregating 704,549 square feet and 272 renewals aggregating 1,711,577 square feet. Rental rates on new leases increased by 24.1% and rental rates on renewals increased by 10.7%. On a blended basis, rental rates for new leases and renewals increased by 12.6%. At March 31, 2007, the average annualized base rent per occupied square foot, including those properties owned through joint ventures and excluding the impact of the Mervyns assets, was $12.36, as compared to $11.50 at March 31, 2006.
     At March 31, 2007, the portfolio, including those properties owned through joint ventures, was 96.0% leased. Excluding the impact of the Mervyns, Brazil, and Inland assets, the core portfolio was 95.9% leased, as compared to 95.9% at March 31, 2006. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of March 31, 2007, the portfolio was 95.0% occupied. Excluding the impact of the Mervyns, Brazil, and Inland assets, the core portfolio was 94.8% occupied, as compared to 95.0% at March 31, 2006.
Strategic Real Estate Transactions:
Inland Retail Real Estate Trust:
     On February 27, 2007, the Company merged with IRRETI. The Company acquired all of the outstanding shares of IRRETI for a total merger consideration of $14.00 per share, of which $12.50 per share was funded in cash and $1.50 per share in the form of DDR common shares. As a result, the Company issued 5.7 million of DDR common shares to the IRRETI shareholders for a total consideration of approximately $394.1 million.
     The IRRETI merger was recorded at a total cost of approximately $6.2 billion. Real estate related assets of approximately $3.0 billion were recorded by the Company and the joint venture with TIAA-CREF, respectively. The IRRETI real estate portfolio consists of 316 community shopping centers, neighborhood shopping centers and single tenant/net leased retail properties, comprising approximately 44.2 million square feet of total GLA of which 66 shopping centers comprising approximately 23.1 million square feet of total GLA are in the joint venture with TIAA-CREF.
Acquisitions:
     During the first quarter, the Company’s joint venture in Brazil acquired an additional 73% interest in Shopping Metropole Center and, as such, the joint venture now owns 83% in this shopping center. The Company’s proportionate share aggregated approximately $24.7 million for its share of this acquisition.
     In January 2007, the Company acquired the remaining 25% minority interest in Coventry I and, as such, the Company now owns 100% of this entity. The aggregate purchase price was approximately $13.8 million.
Dispositions:
     In the first quarter of 2007, the Company sold six shopping center properties, including one shopping center that was classified as held for sale at December 31, 2006, aggregating 0.7 million square feet for approximately $51.9 million and recognized a non-FFO gain of approximately $2.8 million.
Expansions:
     During the three month period ended March 31, 2007, the Company completed a redevelopment project located in Ft. Union, Utah for an aggregate gross cost of $26.4 million. The Company is currently expanding/redeveloping ten shopping centers located in Gadsden, Alabama; Crystal River, Florida; Plantation, Florida (which was acquired in the merger with IRRETI); Ottumwa, Iowa; Chesterfield, Michigan; Gaylord, Michigan; Hamilton, New Jersey; Olean, New York; Stow, Ohio and Brookfield, Wisconsin at a projected aggregate gross cost of approximately $71.7 million. At March 31, 2007, approximately $16.5 million of costs had been incurred in relation to these projects. The Company anticipates commencing construction on eleven additional expansion and redevelopment projects at shopping centers located in Tallahassee, Florida; Louisville, Kentucky; Gulfport, Mississippi; Huber Heights, Ohio; Amherst, New York; Fayetteville, North Carolina; Allentown, Pennsylvania; Bayamon, Puerto Rico (Plaza Del Sol); Hatillo, Puerto Rico; San Juan, Puerto Rico and McKinney, Texas.
     Seven of the Company’s joint ventures are currently expanding/redeveloping their shopping centers located in Phoenix, Arizona; Buena Park, California; Lancaster, California; Benton Harbor, Michigan; Kansas City, Missouri; Cincinnati, Ohio and Macedonia, Ohio at a projected gross cost of approximately $559.8 million (which includes the initial acquisition costs for the Coventry II redevelopment projects located in Phoenix, Arizona; Buena Park, California; Benton Harbor, Michigan; Kansas City, Missouri and Cincinnati, Ohio). At March 31, 2007, approximately $443.1 million of costs had been incurred in relation to these projects. Two of the Company’s joint ventures anticipate commencing expansion/redevelopment projects at their shopping centers located in Deer Park, Illinois and Kirkland, Washington.
Development (Wholly-Owned and Consolidated Joint Ventures):
     The Company currently has ten shopping center projects under construction, which includes three projects that were acquired in the merger with IRRETI. These projects are located in Brandon, Florida; Miami, Florida; Douglasville, Georgia; Nampa, Idaho; McHenry, Illinois; Seabrook, New Hampshire; Horseheads, New York; Apex, North Carolina (Beaver Creek Crossings — Phase II and the Promenade at Beaver Creek) and San Antonio, Texas. These projects are scheduled for completion during 2007 through 2009 at a projected aggregate gross cost of approximately $716.9 million and will create an additional 4.5 million square feet of gross leasable retail space.

     The Company anticipates commencing construction in 2007 on five additional shopping centers, which includes two projects that were acquired in the merger with IRRETI. These projects are located in Ukiah, California; Homestead, Florida; Wesley Chapel, Florida; Union City, Georgia and Gulfport, Mississippi. These projects have an estimated aggregate gross cost of $342.7 million and will create approximately 2.1 million square feet of additional gross leasable retail space.
     At March 31, 2007, approximately $456.4 million of costs were incurred in relation to the above projects under construction and projects that will be commencing construction.
     In addition to the above developments, the Company has identified several development sites in its development pipeline reflecting an aggregate estimated cost of over $1 billion. While there are no assurances that any of these projects will be developed, they provide a source of potential development projects over the next several years.
Development (Joint Ventures):
     Three of the Company’s joint ventures have shopping center projects under construction. These projects are located in Merriam, Kansas; Bloomfield Hills, Michigan and Allen, Texas. These three projects are being developed through the Coventry II program. The three projects are scheduled for completion during 2007 through 2009. These projects have an aggregate gross projected cost of approximately $526.7 million. At March 31, 2007, approximately $130.7 million of costs had been incurred in relation to these development projects.
Financings:
Term Loan:
     In February 2007, the Company amended its secured term loan agreement with KeyBank National Association. The facility was amended to increase the loan to $550 million, and at the Company’s option, up to $800 million, to extend the maturity date to February 2011 and to reduce the interest rate to LIBOR plus 0.70% based on the Company’s current credit rating.
Bridge Financing:
     In February 2007, the Company entered into a $750 million Bridge Facility with Bank of America, N.A. The Bridge Facility has a maturity date of August 2007 and bears interest at LIBOR plus 0.75%. The Company has the right to extend the facility for an additional three-month period. At March 31, 2007, total borrowings under the Credit Agreement aggregated $550 million.
Common Shares:
     In addition to the 5.7 million shares issued to the IRRETI shareholders valued at approximately $394.1 million discussed above, in February 2007, the Company received approximately $751.0 million in exchange for 11.6 million of its common shares upon the closing of the forward sale agreements entered into in December 2006.
Preferred Operating Partnership Units:
     In 2007, a subsidiary of the Company, issued to a designee of Wachovia Bank, N.A. (“Wachovia”), 20,000,000 preferred units (“Preferred Units”), with a liquidation preference of $25 per unit, aggregating

$500 million. The Preferred Units have a distribution rate equal to three-month LIBOR plus 0.75% through June 2007.
     The Company has the right to redeem the Preferred Units at any time at a redemption price equal to the aggregate liquidation preference of the Preferred Units, subject to a varying discount of up to 3% if redeemed prior to February 26, 2008, plus any accumulated unpaid distributions on the Preferred Units.
Convertible Notes:
     In March 2007, the Company issued $600 million of Senior Convertible Notes due 2012 (the “Senior Convertible Notes”). The Senior Convertible Notes were issued at par and pay interest in cash semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2007. The Senior Convertible Notes are senior unsecured obligations and rank equally with all other senior unsecured indebtedness. The Senior Convertible Notes have an initial conversion price of approximately $74.75 per common share and would be subject to net settlement. The Senior Convertible Notes may only be converted prior to maturity based on certain provisions in the governing note documents. A total of $117.0 million of the net proceeds from Senior Convertible Notes were used to repurchase common stock.
     Concurrent with the issuance of the Senior Convertible Notes, the Company purchased an option on its common stock in a private transaction in order to effectively increase the conversion premium from 20% to 40% or a conversion price of $87.21 per share at March 31, 2007. This option allows the Company to receive shares of the Company’s common stock, up to a maximum of approximately 1.1 million shares, from counterparties equal to the amounts of common stock and/or cash related to the excess conversion value that it would pay to the holders of the Senior Convertible Notes upon conversion. The option, which cost $32.6 million, was recorded as a reduction of shareholders’ equity.
     Preferred F Shares:
     In April 2007, the Company redeemed all outstanding shares of its 8.6% Class F Cumulative Redeemable Preferred Shares, aggregating $150 million, at a redemption price of $25.10750 per Class F Preferred Share (the sum of $25.00 per share and a dividend per share of $0.10750 prorated to the redemption date). The Company had the right to revoke the notice of redemption of theses shares until April 2, 2007, the redemption date. The Company will record a non-cash charge to net income available to common shareholders of approximately $5.4 million in the second quarter of 2007 relating to the write-off of original issuance costs.
     Developers Diversified currently owns and manages over 800 retail operating and development properties in 45 states, plus Puerto Rico and Brazil, totaling 162.1 million square feet. Developers Diversified Realty is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Web site which is located at http://www.ddr.com.
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2006.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period
	Ended March 31,
	2007	2006
Revenues:
Minimum rents (A)	$158,785	$137,487
Percentage and overage rents (A)	2,041	2,078
Recoveries from tenants	48,040	41,550
Ancillary and other property income	4,722	4,373
Management, development and other fee income	9,082	6,359
Other (B)	7,709	7,482

	230,379	199,329

Expenses:
Operating and maintenance	28,946	25,652
Real estate taxes	27,317	22,764
General and administrative (C)	21,518	15,410
Depreciation and amortization	54,444	46,251

	132,225	110,077

Other income (expense):
Interest income	3,695	3,121
Interest expense	(63,550)	(53,268)
Other expense (D)	(225)	(500)

	(60,080)	(50,647)

Income before equity in net income of joint ventures, minority equity interests, income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate	38,074	38,605
Equity in net income of joint ventures (E)	6,281	5,469
Minority equity interests (F)	(5,839)	(2,274)
Income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes (G)	15,053	(449)

Income from continuing operations	53,569	41,351
Income from discontinued operations (H)	2,957	1,151

Income before gain on disposition of real estate	56,526	42,502
Gain on disposition of real estate, net of tax	6,010	7,225

Net income	$62,536	$49,727

Net income, applicable to common shareholders	$48,744	$35,935

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$48,744	$35,935
Depreciation and amortization of real estate investments	52,449	45,032
Equity in net income of joint ventures (E)	(6,281)	(5,469)
Joint ventures’ FFO (E)	13,559	9,940
Minority equity interests (OP Units) (F)	569	534
Gain on disposition of depreciable real estate, net	(2,857)	220

FFO available to common shareholders	106,183	86,192
Preferred dividends	13,792	13,792

FFO	$119,975	$99,984

Per share data:
Earnings per common share
Basic	$0.42	$0.33

Diluted	$0.42	$0.33

Dividends Declared	$0.66	$0.59

Funds From Operations — Basic (I)	$0.91	$0.78

Funds From Operations — Diluted (I)	$0.91	$0.78

Basic — average shares outstanding (I)	114,851	108,962

Diluted — average shares outstanding (I)	115,661	109,609

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Increases in base and percentage rental revenues for the three month period ended March 31, 2007, as compared to 2006, aggregated $21.8 million consisting of $2.9 million related to leasing of core portfolio properties (an increase of 2.3% from 2006), $17.9 million from the merger with IRRETI, $1.5 million from the acquisition of assets, $1.6 million related to developments and redevelopments and $0.2 million from an increase in occupancy at the business centers. These amounts were offset by a decrease of $2.3 million due to the disposition of properties in 2006. Included in the rental revenues for the three month period ended March 31, 2007 and 2006, is approximately $3.1 million and $3.6 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the three-month periods ended March 31, 2007 and 2006 was comprised of the following (in millions):

	Three-Month Period
	Ended December 31,
	2007	2006
Acquisition fees	$6.3	$—
Lease termination fees	1.3	7.1
Other miscellaneous	0.1	0.4

	$7.7	$7.5

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the three month period ended March 31, 2007 and 2006, general and administrative expenses were approximately 5.7% and 5.0%, respectively, of total revenues, including joint venture revenues, respectively. For the three months ended March 31, 2007, the Company recorded a severance charge of approximately $4.1 million to general and administrative expense in 2007 in connection with David M. Jacobstein’s resignation as President of the Company. Excluding this charge, general and administrative expenses were approximately 4.6% of total revenues in the first quarter of 2007.

(D)	Other expense primarily relates to abandoned acquisition and development project costs.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(E)	The following is a summary of the combined operating results relating to the Company’s joint ventures:

	Three-Month Period
	Ended March 31,
	2007	2006
Revenues from operations (a)	$145,767	$104,007

Operating expense	48,691	35,323
Depreciation and amortization of real estate investments	30,599	19,850
Interest expense	45,990	28,431

	125,280	83,604

Income from operations before tax expense, gain on disposition of real estate and discontinued operations	20,487	20,403
Income tax expense	(2,249)	—
Gain on disposition of real estate	—	38
Income from discontinued operations, net of tax	—	308
(Loss) gain on disposition of discontinued operations, net of tax	(341)	212

Net income	$17,897	$20,961

DDR Ownership interests (b)	$6,511	$5,315

FFO from joint ventures are summarized as follows:
Net income	$17,897	$20,961
Gain on disposition of real estate, including discontinued operations	—	(30)
Depreciation and amortization of real estate investments	30,963	20,204

	$48,860	$41,135

DDR Ownership interests (b)	$13,559	$9,940

DDR Partnership distributions received, net (c)	$10,218	$8,024

(a)	Revenues for the three-month periods ended March 31, 2007 and 2006 included approximately $1.3 million and $1.4 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.2 million and $0.3 million, respectively.

(b)	The Company’s share of joint venture net income was decreased by $0.3 million and increased by $0.1 million for the three-month periods ended March 31, 2007 and 2006, respectively. These adjustments reflect basis differences impacting amortization and depreciation and gain on dispositions.

At March 31, 2007 and 2006, the Company owned joint venture interests, excluding consolidated joint ventures, relating to 212 and 107 shopping center properties, respectively. In addition, at March 31, 2007, the Company owned 48 shopping center sites formerly owned by Service Merchandise through its 20% owned joint venture with Coventry II. At March 31, 2006, 52 of these Service Merchandise sites were formerly owned through an approximate 25% owned joint venture.

(c)	Distributions may include funds received from asset sales and refinancings in addition to ongoing operating distributions.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(F)	Minority equity interests are comprised of the following:

	Three-Month Period
	Ended March 31,
	2007	2006
Minority interests	$1,488	$1,740
Operating partnership units	569	534
Preferred operating partnership units	3,782	—

	$5,839	$2,274

(G)	During the first quarter of 2007, the Company released to income approximately $15 million of previously established valuation allowances against certain deferred tax assets as management has determined, due to several factors, that it is more likely than not that the deferred tax asset will be realized. The release was primarily due to the Company’s increased use of its taxable REIT subsidiaries relating to its merchant building program.

(H)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Period
	Ended March 31,
	2007	2006
Revenues	$581	$3,196

Expenses:
Operating	138	621
Interest, net	154	732
Depreciation	151	692

Total expenses	443	2,045

Income before gain on disposition of real estate	138	1,151
Gain on disposition of real estate	2,819	—

Net income	$2,957	$1,151

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of approximately 0.9 million of Operating Partnership Units (OP Units) outstanding at March 31, 2007 and 2006, into 0.9 million and 1.2 million common shares of the Company for the three-month periods ended March 31, 2007 and 2006, respectively. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 116.9 million and 111.0 million for the three-month periods ended March 31, 2007 and 2006, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	March 31, 2007 (A)	December 31, 2006 (A)
Assets:
Real estate and rental property:
Land	$2,685,499	$1,768,702
Buildings	7,089,914	5,023,665
Fixtures and tenant improvements	262,611	196,275
Construction in progress	415,986	453,493

	10,454,010	7,442,135
Less accumulated depreciation	(910,767)	(861,266)

Real estate, net	9,543,243	6,580,869

Cash	79,721	28,378
Investments in and advances to joint ventures	536,335	291,685
Notes receivable	18,439	18,161
Receivables, including straight line rent, net	147,206	152,161
Assets held for sale	—	5,324
Other assets, net	235,744	103,175

	$10,560,688	$7,179,753

Liabilities:
Indebtedness:
Revolving credit facilities and term loan	$1,197,500	$297,500
Unsecured debt	2,718,624	2,218,020
Mortgage and other secured debt	2,216,731	1,733,292

	6,132,855	4,248,812

Dividends payable	90,067	71,269
Other liabilities	272,267	241,556

	6,495,189	4,561,637
Minority interests	601,034	121,933
Shareholders’ equity	3,464,465	2,496,183

	$10,560,688	$7,179,753

(A)	Amounts include the consolidation of Mervyns, a 50% owned joint venture, which includes $405.8 million of real estate assets at March 31, 2007 and December 31, 2006, $258.5 million of mortgage debt at March 31, 2007 and December 31, 2006, and $77.0 million and $77.6 million of minority interests at March 31, 2007 and December 31, 2006, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	March 31, 2007	December 31, 2006

Land	$1,935,717	$933,916
Buildings	5,022,244	2,788,863
Fixtures and tenant improvements	123,265	59,166
Construction in progress	181,694	157,762

	7,262,920	3,939,707
Accumulated depreciation	(282,943)	(247,012)

Real estate, net	6,979,977	3,692,695
Receivables, including straight line rent, net	101,782	75,024
Leasehold interests	14,901	15,195
Other assets	276,621	132,984

	$7,373,281	$3,915,898

Mortgage debt (a)	$4,503,562	$2,495,080
Notes and accrued interest payable to DDR	9,327	4,960
Other liabilities	150,280	94,648

	4,663,169	2,594,688
Accumulated equity	2,710,112	1,321,210

	$7,373,281	$3,915,898

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $837.5 million and $525.6 million at March 31, 2007 and December 31, 2006, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2007

	Three Month	Three Month
	Period Ended	Period Ended
FINANCIAL HIGHLIGHTS	March 31	March 31	Year Ended December 31
(In Thousands Except Per Share Information)	2007	2006	2006	2005	2004	2003
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$48,744	$35,935	$198,095	$227,474	$219,056	$189,056 (6)
Depreciation and Amortization of Real Estate Investments	$52,449	$45,032	$185,449	$169,117	$130,537	$93,173
Equity in Net Income From Joint Ventures	($6,281)	($5,469)	($30,337)	($34,873)	($40,896)	($52,917)
Joint Venture Funds From Operations	$13,559	$9,940	$44,473	$49,302	$46,209	$47,942
Operating Partnership Minority Interest Expense	$569	$534	$2,116	$2,916	$2,607	$1,770
Cumulative Effect & Extraordinary Charges	$0	$0	$0	$0	$3,001	$0
Gain on Sales of Real Estate	($2,857)	$221	($21,987)	($58,834)	($68,179)	($67,352)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$106,183	$86,192	$377,809	$355,102	$292,335	$211,672
PREFERRED DIVIDENDS	$13,792	$13,792	$55,169	$55,169	$50,706	$51,204 (6)

FUNDS FROM OPERATIONS	$119,975	$99,984	$432,978	$410,271	$343,041	$262,877

PER SHARE INFORMATION:
Funds From Operations — Diluted	$0.91	$0.78	$3.41	$3.21	$2.95	$2.51
Net Income — Diluted	$0.42	$0.33	$1.81	$2.08	$2.24	$2.27
Cash Dividends	$0.66	$0.59	$2.36	$2.16	$1.94	$1.69

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	116,850	110,973	110,826	110,700	99,147	84,319

TOTAL MARKET CAPITALIZATION (1)	$15,250,454	$10,833,305	$11,869,415	$9,781,900	$8,276,943	$5,551,748
DEBT TO TOTAL MARKET CAPITALIZATION (1)	40.21%	37.60%	35.80%	39.77%	32.82%	37.42%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	55.31%	53.54%	54.55%	52.86%	45.58%	48.68%
DIVIDEND PAYOUT RATIO (1)	78.19%	75.67%	68.84%	66.98%	67.28%	66.03%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	5.73% (7)	4.99%	4.80%	4.55%	4.94%	5.35%

GENERAL AND ADMINISTRATIVE EXPENSES	$21,518 (7)	$15,410	$60,679	$54,048	$47,126	$40,820

REVENUES:
DDR Revenues	$229,335	$202,526	$824,725	$748,571	$605,246	$478,696
Joint Venture Revenues	$145,990	$106,508	$438,885	$438,103	$348,740	$284,158

TOTAL REVENUES (3)	$375,325	$309,033	$1,263,610	$1,186,675	$953,987	$762,853

NET OPERATING INCOME:
DDR Net Operating Income	$174,559	$153,488	$615,007	$555,291	$453,501	$356,348
Joint Venture Net Operating Income	$94,944	$70,303	$288,699	$280,617	$228,358	$184,927

TOTAL NET OPERATING INCOME (4)	$269,503	$223,790	$903,706	$835,907	$681,859	$541,274

REAL ESTATE AT COST:
DDR Real Estate at Cost	$10,454,010	$7,296,969	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Joint Venture Real Estate at Cost	$7,262,920	$3,350,316	$3,939,707	$3,470,112	$3,165,335	$2,275,216

TOTAL REAL ESTATE AT COST (5)	$17,716,930	$10,647,285	$11,390,400	$10,499,449	$8,768,759	$6,160,127

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at March 31, 2007 of $597.7 million (includes $181.7 million of CIP included in joint ventures, of which $25.0 million represents the Company’s proportionate share), and at December 31, 2006, 2005, 2004, 2003 CIP aggregated $611.2, $386.2 million, $271.0 million and $290.7 million, respectively.

(6)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 pursuant to EITF topic number D-42.

(7)	The 2007 general and administrative expenses include severance charges of $4.1 million. Excluding this charge, general and administrative expenses are approximately 4.6% of total revenue.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2007

	Three Month
	Period Ended
	March 31	Year Ended December 31
MARKET CAPITALIZATION & FINANCIAL RATIOS	2007	2006	2005	2004	2003
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$6,132,855	$4,248,812	$3,890,709	$2,716,426	$2,077,558
Total Market Capitalization *	$15,250,454	$11,869,415	$9,781,900	$8,276,943	$5,551,748

	40.21%	35.80%	39.77%	32.82%	37.42%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	55.31%	54.55%	52.86%	45.58%	48.68%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$6,970,325	$4,774,407	$4,401,169	$3,137,184	$2,446,026
Total Market Capitalization *	$16,087,924	$12,395,010	$10,292,361	$8,697,701	$5,920,216

	43.33%	38.52%	42.76%	36.07%	41.32%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	58.93%	57.59%	55.84%	49.27%	53.79%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$59,899	$207,570	$182,365	$130,447	$90,162
FFO Before Interest and Preferred Dividends *	$179,874	$640,548	$592,636	$473,488	$353,039

	3.00	3.09	3.25	3.63	3.92

DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$67,770	$239,596	$215,519	$152,927	$101,890
FFO Before Interest and Preferred Dividends *	$179,874	$640,548	$592,636	$473,488	$353,039

	2.65	2.67	2.75	3.10	3.46

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$81,562	$294,765	$270,688	$203,633	$142,385
FFO Before Interest and Preferred Dividends *	$179,874	$640,548	$592,636	$473,488	$353,039

	2.21	2.17	2.19	2.33	2.48

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$83,023	$260,069	$237,856	$196,685	$146,846
Funds From Operations exclusive of charge associated with preferred stock redemption	$106,183	$377,809	$355,102	$292,335	$222,382

	0.78	0.69	0.67	0.67	0.66

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of joint venture consolidations due to FIN 46 as FFO does not include the joint venture Partners’ proportionate share.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2007

	Three Month
	Period Ended
	March 31		Year Ended December 31
	2007		2006		2005		2004	2003
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	124,935		108,986		108,948		108,083	86,425
Operating Partnership Units Outstanding	862		872		1,350		1,350	1,129

Total	125,796		109,859		110,298		109,432	87,554
Share Price	$62.90		$62.95		$47.02		$44.37	$33.57

Market Value of Common Shares	$7,912,599		$6,915,603		$5,186,192		$4,855,516	$2,939,190

Preferred Shares at Book Value	$705,000		$705,000		$705,000		$705,000	$535,000
Preferred Units	$500,000		$0		$0		$0	$0
Total Debt	$6,132,855	(1)	$4,248,812	(1)	$3,890,709	(1)	$2,716,426	$2,077,558

TOTAL MARKET CAPITALIZATION	$15,250,454		$11,869,415		$9,781,900		$8,276,943	$5,551,748

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	124,935		108,986		108,948		108,083	86,425
Operating Partnership Units Outstanding	862		872		1,350		1,350	1,129

Total	125,796		109,859		110,298		109,432	87,554
Share Price	$62.90		$62.95		$47.02		$44.37	$33.57

Market Value of Common Shares	$7,912,599		$6,915,603		$5,186,192		$4,855,516	$2,939,190

Preferred Shares at Book Value	$705,000		$705,000		$705,000		$705,000	$535,000
Preferred Units and Warrant	$500,000		$0		$0		$0	$0
Total Debt	$6,132,855	(1)	$4,248,812	(1)	$3,890,709	(1)	$2,716,426	$2,077,558
Proportionate Share of JV Debt	$837,470		$525,595		$510,460		$420,758	$368,468

TOTAL MARKET CAPITALIZATION	$16,087,924		$12,395,010		$10,292,361		$8,697,701	$5,920,216

(1)	Includes $288.5 million of consolidated joint venture debt at March 31, 2007 (of which $139.1 million represents the joint venture partners’ share) and $275.2 and $280.5 million at December 31, 2006 and 2005, respectively.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2007

	Three Month
	Period Ended
	March 31	Year Ended December 31
	2007	2006	2005	2004	2003
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$10,454,010	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Cash and Cash Equivalents	$79,721	$28,378	$30,655	$49,871	$111,033
Notes Receivable	$18,439	$18,161	$24,996	$17,823	$9,813
Investments and Advances in Joint Ventures	$536,335	$291,685	$275,136	$288,020	$262,072

	$11,088,505	$7,788,917	$7,360,124	$5,959,138	$4,267,829

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$10,454,010	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Notes Receivable or Proportionate Share Thereof	$34,608	$35,443	$116,212	$44,536	$41,018
Proportionate Share of JV Undepreciated Real Estate Assets	$1,338,432	$804,738	$736,109	$719,619	$621,113

	$11,827,050	$8,290,874	$7,881,658	$6,367,578	$4,547,043

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$106,183	$377,809	$355,102	$292,335	$211,672
Interest Expense	$63,704	$222,867	$186,196	$130,447	$90,162
Adjustment to interest expense for consolidated joint ventures due to FIN 46	$(3,805)	$(15,297)	$(3,830)	$0	$0
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$13,792	$55,169	$55,169	$50,706	$51,204

	$179,874	$640,548	$592,636	$473,488	$353,039

DEBT SERVICE
Interest Expense	$63,704	$222,867	$186,196	$130,447	$90,162
Adjustment to interest expense for consolidated joint ventures due to FIN 46	$(3,805)	$(15,297)	$(3,830)	$0	$0
Recurring Principal Amortization	$7,871	$32,026	$33,154	$22,480	$11,728

	$67,770	$239,596	$215,519	$152,927	$101,890

FIXED CHARGES
Debt Service	$67,770	$239,596	$215,519	$152,927	$101,890
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$13,792	$55,169	$55,169	$50,706	$40,494

D-42 dividend.	$81,562	$294,765	$270,688	$203,633	$142,385

Market Capitalization and Financial Ratios 2.2

$15.3 Billion Total Capitalization as of March 31, 2007 Common Shares Equity (2) $7,912.6 52% Perpetual Preferred Stock $705.0 5% Fixed Rate Unsecured Debt $2,718.6 18% Construction Finance $63.6 1% Variable Rate Revolving Credit and Term Debt $1,247.5 8% Mortgage Debt (3) $1,603.2 11% (1) Figures in millions unless otherwise noted. (2) Market Value ($62.90 per share as of March 31, 2007) includes operating partnership units equivalent to approximately 0.9 million of the Company's Common shares. (3) Does not include proportionate share of joint venture debt aggregating $837.5 million. However it does include 100% of consolidated joint venture debt, primarily Mervyns, of which $139.1 million is the joint venture partners' share. Fixed Rate, Revolving Credit and Term Debt $500.0 3% Preferred Operating Partnership Units $500.0 3%

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures and Tenant Improvements	Useful lives, which approximate lease terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company. At December 31, 2006, the Company estimated the value of the unleased outparcels and expansion pads at approximately $59 million.

•	Construction in progress includes shopping center developments and significant expansions and re-developments.

•	The estimated value of the Company’s joint venture promotes is approximately $65 million based on estimated fair market value of real estate assets and estimated 2007 income.

•	The estimated value of the Company’s non-income producing real estate assets and furniture, fixtures and equipment is approximately $110 million.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the three month period ended March 31, 2007 and for the years ended December 31, 2006, 2005, 2004 and 2003, the Company capitalized interest of $ 5.6 million, $20.1 million, $12.5 million, $10.0 million and $11.4 million, respectively.

•	In addition, the Company capitalized certain construction administration costs of $3.1 million for the three month period ended March 31, 2007 and $10.1 million, $6.2 million, $5.5 million and $5.1 million for the years ended December 31, 2006, 2005, 2004, and 2003, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Three-Month Period
	March 31,
	2007	2006
Total Revenues DDR	$230,379	$199,329
Total Revenues DDR Combined Joint Ventures	145,767	104,007
Operating and Maintenance — DDR	(28,946)	(25,652)
Real Estate Taxes — DDR	(27,317)	(22,764)
Operating and Maintenance and Real Estate Taxes- DDR Combined Joint Ventures	(48,691)	(35,323)

Combined NOI	$271,192	$219,597

Total Same Store NOI	$177,642	$173,733	2.3%
Property NOI from other operating segments	93,550	45,864

Combined NOI	$271,192	$219,597

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three-Month Period
	Ended March 31,
	2007	2006
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$48,744	$35,935
Depreciation and Amortization of Real Estate Investments	52,449	45,032
Equity in Net Income From Joint Ventures	(6,281)	(5,469)
Joint Venture Funds From Operations	13,559	9,940
Minority Equity Interests (OP Units)	569	534
Gain on Sales of Real Estate	(2,857)	220

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$106,183	$86,192

Preferred dividend charges	13,792	13,792

FUNDS FROM OPERATIONS	$119,975	$99,984

ADDITIONAL FAS 141 DISCLOSURES:
Below (Above) Market Rent Amortization	$336	$374
Pro Rata Share of JV Below (Above) Market Rent Amortization	2	0

Debt Premium Amortization Income (Expense)	$2,123	$2,294
Pro Rata Share of JV Debt Premium Amortization Income (Expense)	9	5
Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three-Month Period
	Ended March 31,
	2007	2006	Income Statement Caption
Transactional Income Included in FFO
Consolidated
Merchant Building Gains, Net	$533	$5,721	Gain on Sales of Real Estate
Land Sale Gains	5,439	1,724	Gain on Sales of Real Estate

	$5,972	$7,445

Transactional Income NOT Included in FFO
Consolidated
Gain (Loss) on Sales	$38	$(220)	Gain on Sales of Real Estate
Gain on Sales from Discontinued Operations	2,819	—	Gain on Sales of Discontinued Operations

	$2,857	$(220)	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net	$533	$5,721
Land Sale Gains	5,439	1,724
Gain (Loss) on Sales	38	(220)

	$6,010	$7,225	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations	$2,819	$—	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three-Month Period
	Ended March 31,
	2007	2006	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
(Loss) Gain on Sales from Discontinued Operations	$(341)	$212	Gain (Loss) on Sales of Real Estate
Land Sales Gains	—	—	Gain on Sales of Real Estate

	$(341)	$212

DDR’s Proportionate Share	(68)	54
Promoted Income (a)	—	—

DDR’s Proportionate Share	$(68)	$54

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$—	Gain on Sales of Real Estate
Other Gains on Sales	—	38	Gain on Sales of Real Estate

	$—	$38	FFO Reconciliation

DDR’s Proportionate Share	$—	$30

Gain on Sales of Real Estate
Land Sales Gains	$—	$—
Other Gains on Sales	—	38

	$—	$38	Gain on Sales of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
(Loss) Gain on Sales from Discontinued Operations Included in FFO	$(341)	$212
Gain on Sales from Discontinued Operations NOT Included in FFO	—	—

	$(341)	$212	Gain on Sales of Discontinued Operations

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2007

	RVIP III B			RVIP VIII Tech		Community Centers	Lennox Town Center	Sun Center	Dublin Village
	Deer Park, IL	RVIP VI	RVIP VII	Ridge LLC	DPG	Five	(2)	Limited (2)	(3)
Real Estate Assets	$83.9	$7.7	$121.2	$33.9	$130.5	$241.7	$21.0	$25.9	$0.1
Accumulated Depreciation	(12.2)	(1.2)	(16.9)	(3.0)	(7.5)	(43.8)	(4.5)	(7.3)	0.0

Real Estate, net	71.7	6.5	104.3	30.9	123.0	197.9	16.5	18.6	0.1

Receivables, Net	1.9	0.3	3.9	1.5	1.8	5.8	1.6	1.0	0.0
Other assets	1.6	0.5	5.9	1.5	2.3	5.6	0.5	0.9	0.0
Disproportionate Share of Equiity	—	—	—	—	—	—	—	—	—

	$75.2	$7.3	$114.1	$33.9	$127.1	$209.3	$18.6	$20.5	$0.1

Mortgage Debt	$60.0	$2.9	$72.1	$23.4	$10.7	$280.0	$17.4	$19.9	$0.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.1
Other liabilities	3.1	0.4	16.3	1.0	2.1	5.0	0.8	0.8	0.0

	63.1	3.3	88.4	24.4	12.8	285.1	18.2	20.7	0.1
Accumulated equity (deficit)	12.1	4.0	25.7	9.5	114.3	(75.8)	0.4	(0.2)	0.0
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$75.2	$7.3	$114.1	$33.9	$127.1	$209.3	$18.6	$20.5	$0.1

Proportionate share of other assets/liabilities, net	$0.1	$0.1	($1.4)	$0.5	$0.2	$3.2	$0.6	$0.9	($0.0)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended March 31, 2007

	RVIP III B			RVIP VIII Tech		Community Centers	Lennox Town Center	Sun Center	Dublin Village
	Deer Park, IL	RVIP VI	RVIP VII	Ridge LLC	DPG	Five	(2)	Limited (2)	(3)
Revenues from operations	$3.0	$0.3	$3.6	$1.5	$3.3	$8.7	$1.2	$1.2	$0.0
Rental operation expenses	(1.1)	(0.1)	(1.0)	(0.6)	(0.8)	(2.4)	(0.3)	(0.3)	(0.0)

Net operating income	1.9	0.2	2.6	0.9	2.5	6.3	0.9	0.9	0.0
Depreciation and amortization expense	(0.6)	(0.1)	(0.7)	(0.2)	(0.8)	(1.5)	(0.1)	(0.2)	0.0
Interest expense	(0.8)	0.0	(1.4)	(0.4)	(0.2)	(3.9)	(0.4)	(0.4)	0.0

Income (loss) before gain on sale	0.5	0.1	0.5	0.3	1.5	0.9	0.4	0.3	0.0
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	(0.0)	0.1	0.0	0.0	(0.0)	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

Net income (loss)	$0.5	$0.1	$0.6	$0.3	$1.5	$0.9	$0.4	$0.3	$0.0
DDR Ownership interest	***	***	***	***	10%	50%	***	***	63%

	$0.2	$0.0	$0.1	$0.1	$0.1	$0.5	$0.2	$0.2	($0.0)
Amortization of basis differential	0.0	(0.1)	0.0	0.0	0.0	0.1	0.0	0.0	0.0

	$0.2	($0.1)	$0.1	$0.1	$0.1	$0.6	$0.2	$0.2	$0.0

Proportionate share of net operating income (5)	$0.5	$0.0	$0.6	$0.2	$0.2	$3.2	$0.4	$0.7	($0.0)

Proportionate share of interest expense (5)	$0.2	$0.0	$0.3	$0.1	$0.0	$1.9	$0.2	$0.3	$0.0

Funds From Operations (“FFO”):

Net income (loss)	$0.5	$0.1	$0.6	$0.3	$1.5	$0.9	$0.4	$0.3	$0.0
Depreciation of real property	0.6	0.1	0.7	0.3	0.8	1.5	0.1	0.2	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

	$1.1	$0.2	$1.3	$0.6	$2.3	$2.4	$0.5	$0.5	$0.0
DDR ownership interest	***	***	***	***	10%	50%	***	***	63%

DDR FFO	$0.5	$0.0	$0.5	$0.2	$0.2	$1.2	$0.2	$0.4	($0.0)

Joint Venture Financials 3.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2007

							Coventry II	Coventry II	Coventry II
			Jefferson County,	Sansone Group /		DDR Markaz	DDR	DDR Buena	DDR Fairplain
	DOTRS	Littleton, CO (3)	MO	DDRC LLC	DDR Markaz	II	Bloomfield	Park	Plaza
Real Estate Assets	$25.5	$3.1	$6.6	$0.3	$167.8	$202.8	$75.0	$97.4	$27.4
Accumulated Depreciation	(5.2)	0.0	(0.7)	(0.2)	(15.3)	(12.7)	0.0	(4.3)	(0.4)

Real Estate, net	20.3	3.1	5.9	0.1	152.5	190.1	75.0	93.1	27.0

Receivables, Net	0.9	0.0	0.1	1.0	3.2	1.0	0.0	1.1	0.0
Other assets	0.8	0.3	0.2	3.4	5.4	5.5	1.0	1.5	0.4
Disproportionate Share of Equiity	—	—	—	—	—	—	—	—	—

	$22.0	$3.4	$6.2	$4.5	$161.1	$196.6	$76.0	$95.7	$27.4

Mortgage Debt	$21.0	$0.0	$3.7	$0.0	$110.0	$150.5	$48.0	$61.0	$16.0
Amounts payable to DDRC	0.0	0.0	3.2	0.0	1.0	0.4	0.0	0.0	0.0
Other liabilities	0.6	0.3	0.2	0.6	1.7	(0.4)	1.1	2.8	0.4

	21.6	0.3	7.1	0.6	112.7	150.5	49.1	63.8	16.4
Accumulated equity (deficit)	0.4	3.1	(0.9)	3.9	48.4	46.1	26.9	31.9	11.0
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$22.0	$3.4	$6.2	$4.5	$161.1	$196.6	$76.0	$95.7	$27.4

Proportionate share of other assets/liabilities, net	$0.5	($0.0)	$0.1	$1.9	$1.4	$1.4	($0.0)	($0.0)	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$1.6	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended March 31, 2007

							Coventry II	Coventry II	Coventry II
			Jefferson County,	Sansone Group /		DDR Markaz	DDR	DDR Buena	DDR Fairplain
	DOTRS	Littleton, CO (3)	MO	DDRC LLC	DDR Markaz	II	Bloomfield	Park	Plaza
Revenues from operations	$0.9	$0.0	$0.2	$0.3	$5.5	$5.4	$0.0	$3.3	$0.7
Rental operation expenses	(0.3)	(0.0)	(0.1)	0.0	(1.7)	(1.9)	(0.0)	(1.4)	(0.3)

Net operating income	0.6	(0.0)	0.1	0.3	3.8	3.5	0.0	1.9	0.4
Depreciation and amortization expense	(0.1)	0.0	(0.0)	0.0	(1.1)	(1.3)	0.0	(0.5)	(0.1)
Interest expense	(0.3)	0.0	(0.2)	0.0	(1.2)	(2.0)	0.0	(1.0)	(0.3)

Income (loss) before gain on sale	0.2	(0.0)	(0.1)	0.3	1.5	0.2	(0.0)	0.4	0.0
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

Net income (loss)	$0.2	($0.0)	($0.1)	$0.3	$1.5	$0.2	($0.0)	$0.4	$0.0
DDR Ownership interest	50%	50%	50%	***	20%	20%	20%	20%	20%

	$0.1	($0.0)	($0.1)	$0.3	$0.3	$0.0	($0.0)	$0.1	$0.0
Amortization of basis differential	0.0	0.0	0.0	(0.1)	0.1	0.0	0.0	0.0	0.0

	$0.1	$0.0	($0.1)	$0.2	$0.4	$0.0	($0.0)	$0.1	$0.0

Proportionate share of net operating income (5)	$0.3	($0.0)	$0.0	$0.2	$0.8	$0.7	($0.0)	$0.4	$0.1

Proportionate share of interest expense (5)	$0.2	$0.0	$0.1	$0.0	$0.2	$0.4	$0.0	$0.2	$0.1

Funds From Operations (“FFO”):

Net income (loss)	$0.2	($0.0)	($0.1)	$0.3	$1.5	$0.2	($0.0)	$0.4	$0.0
Depreciation of real property	0.1	0.0	0.1	0.0	1.1	1.3	0.0	0.5	0.1
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

	$0.3	($0.0)	($0.0)	$0.3	$2.6	$1.5	$0.0	$0.9	$0.1
DDR ownership interest	50%	50%	50%	***	20%	***	20%	20%	20%

DDR FFO	$0.2	($0.0)	($0.0)	$0.3	$0.5	$0.3	($0.0)	$0.2	$0.0

Joint Venture Financials 3.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2007

				Coventry II DDR	Coventry II
	Coventry II DDR	Coventry II DDR	Coventry II DDR	Phoenix	Service Holdings	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Marley Creek	Merriam Village	Montgomery Farm	Spectrum	LLC	Totem Lakes	Tri-County Mall	Ward Parkway	Westover
Real Estate Assets	$12.5	$24.2	$31.6	$83.6	$165.1	$40.4	$200.2	$61.9	$25.6
Accumulated Depreciation	(0.1)	0.0	0.0	(3.6)	(1.6)	(2.1)	(3.8)	(3.6)	(0.6)

Real Estate, net	12.4	24.2	31.6	80.0	163.5	38.3	196.4	58.3	25.0

Receivables, Net	0.0	0.0	0.0	2.0	3.5	0.3	2.3	1.5	0.4
Other assets	0.2	0.7	0.6	7.0	21.5	0.3	16.8	1.4	0.6
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$12.6	$24.9	$32.2	$89.0	$188.5	$38.9	$215.5	$61.2	$26.0

Mortgage Debt	$10.2	$18.5	$0.0	$47.5	$132.2	$20.4	$169.8	$36.0	$18.7
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.1	0.3	0.1	7.8	5.1	0.4	8.8	1.3	1.1

	10.3	18.8	0.1	55.3	137.3	20.8	178.6	37.3	19.8
Accumulated equity (deficit)	2.3	6.1	32.1	33.7	51.2	18.1	36.9	23.9	6.2
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	—

	$12.6	$24.9	$32.2	$89.0	$188.5	$38.9	$215.5	$61.2	$26.0

Proportionate share of other assets/liabilities, net	$0.0	$0.1	$0.0	$0.2	$4.0	$0.0	$1.9	$0.4	($0.0)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended March 31, 2007

				Coventry II DDR	Coventry II
	Coventry II DDR	Coventry II DDR	Coventry II DDR	Phoenix	Service Holdings	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Marley Creek	Merriam Village	Montgomery Farm	Spectrum	LLC	Totem Lakes	Tri-County Mall	Ward Parkway	Westover
Revenues from operations	$0.1	$0.0	$0.0	$2.0	$7.3	$0.9	$4.6	$2.2	$1.0
Rental operation expenses	(0.1)	(0.0)	(0.0)	(0.7)	(3.0)	(0.3)	(2.2)	(1.0)	(0.5)

Net operating income	0.0	(0.0)	(0.0)	1.3	4.3	0.6	2.4	1.2	0.5
Depreciation and amortization expense	(0.1)	0.0	0.0	(0.3)	(1.1)	(0.2)	(0.9)	(0.3)	(0.1)
Interest expense	(0.2)	0.0	0.0	(0.5)	(3.1)	(0.4)	(2.5)	(0.6)	(0.3)

Income (loss) before gain on sale	(0.3)	(0.0)	(0.0)	0.5	0.1	0.0	(1.0)	0.3	0.1
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	(0.0)	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	(0.3)	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

Net income (loss)	($0.3)	($0.0)	($0.0)	$0.5	($0.2)	$0.0	($1.0)	$0.3	$0.1
DDR Ownership interest	20%	20%	20%	20%	20%	20%	20%	20%	20%

	($0.1)	($0.0)	($0.0)	$0.1	($0.0)	$0.0	($0.2)	$0.1	$0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	($0.1)	$0.0	$0.0	$0.1	$0.0	$0.0	($0.2)	$0.1	$0.0

Proportionate share of net operating income (5)	$0.0	($0.0)	($0.0)	$0.3	$0.9	$0.1	$0.5	$0.2	$0.1

Proportionate share of interest expense (5)	$0.0	$0.0	$0.0	$0.1	$0.6	$0.1	$0.5	$0.1	$0.1

Funds From Operations (“FFO”):

Net income (loss)	($0.3)	($0.0)	($0.0)	$0.5	($0.2)	$0.0	($1.0)	$0.3	$0.1
Depreciation of real property	0.1	0.0	0.0	0.3	1.4	0.2	0.9	0.3	(0.0)
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

	($0.2)	$0.0	$0.0	$0.8	$1.2	$0.2	($0.1)	$0.6	$0.1
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	20%	20%

DDR FFO	($0.0)	($0.0)	($0.0)	$0.2	$0.2	$0.0	($0.0)	$0.1	$0.0

Joint Venture Financials 3.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2007

		DDRTC Core Retail	Inland-SAU Retail	DDR/Macquarie		DDR/Macquarie	Sold/Acquired JVs		DDR’s Proportionate
	Sonae Sierra Brazil	Fund LLC	Fund LLC	Fund LLC	DDR MDT PS LLC	Management	(5)	Total	Share
Real Estate Assets	$238.5	$2,956.0	$288.2	$1,745.3	$118.1	$0.0	$0.0	$7,262.9	$1,338.4
Accumulated Depreciation	(19.7)	(5.3)	(9.2)	(96.4)	(1.9)	0.0	0.0	(282.9)	(77.4)

Real Estate, net	218.8	2,950.7	279.0	1,648.9	116.2	0.0	0.0	6,980.0	1,261.0

Receivables, Net	8.9	17.2	7.9	29.1	3.3	0.0	0.3	101.8	23.3
Other assets	19.3	93.2	46.9	34.1	3.7	6.5	1.8	291.5	61.8
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	14.5	(6)

	$247.0	$3,061.1	$333.8	$1,712.1	$123.2	$6.5	$2.1	$7,373.3	$1,360.6

Mortgage Debt	$0.0	$1,802.1	$213.7	$1,051.7	$86.0	$0.0	$0.0	$4,503.6	$837.5
Amounts payable to DDRC	0.0	3.2	0.2	1.0	0.1	0.0	0.0	9.3	2.6
Other liabilities	19.4	36.2	9.9	21.6	1.8	0.2	0.5	150.3	35.1

	19.4	1,841.5	223.8	1,074.3	87.9	0.2	0.5	4,663.2	875.2
Accumulated equity (deficit)	227.6	1,219.6	110.0	637.8	35.3	6.3	1.6	2,710.1	470.9
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	14.5	(6)

	$247.0	$3,061.1	$333.8	$1,712.1	$123.2	$6.5	$2.1	$7,373.3	$1,360.6

Proportionate share of other assets/liabilities, net	$4.5	$11.1	$9.0	$6.0	$0.0	$3.0	$0.4	$50.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.6

Combining Statements of Operations
for the period ended March 31, 2007

		DDRTC Core Retail	Inland-SAU Retail	DDR/Macquarie		DDR/Macquarie	Sold/Acquired JVs		DDR’s Proportionate
	Sonae Sierra Brazil	Fund LLC	Fund LLC	Fund LLC	DDR MDT PS LLC	Management	(5)	Total	Share
Revenues from operations	$11.9	$21.5	$2.4	$48.8	$2.8	$0.4	$0.6	$145.8	$33.0
Rental operation expenses	(3.5)	(7.5)	(0.5)	(15.5)	(1.1)	(0.1)	(0.0)	(48.7)	(10.5)

Net operating income	8.3	14.0	1.9	33.3	1.7	0.3	0.6	97.1	22.5
Depreciation and amortization expense	(2.4)	(6.7)	(1.2)	(9.1)	(0.7)	(0.2)	0.0	(30.6)	(6.6)
Interest expense	0.0	(9.5)	(1.0)	(14.1)	(1.3)	0.0	0.0	(46.0)	(9.4)

Income (loss) before gain on sale	5.9	(2.2)	(0.3)	10.1	(0.3)	0.1	0.6	20.5	6.5
Tax expense	(2.2)	0.0	0.0	0.0	0.0	0.0	0.0	(2.3)	(1.1)
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.3)	(0.1)
Disproportionate Share of Income	—	—	—	—	—	—	—	—	1.2 (7)

Net income (loss)	$3.7	($2.2)	($0.3)	$10.1	($0.3)	$0.1	$0.6	$17.9	$6.5
DDR Ownership interest	50%	15%	20%	***	***	***	***	***	***

	$1.8	($0.3)	($0.1)	$2.3	$0.1	$0.1	$0.5	$6.5	$6.5
Amortization of basis differential	(0.7)	0.1	0.0	0.3	0.0	0.0	0.0	(0.3)	(0.3)

	$1.1	($0.2)	($0.1)	$2.6	0.1	0.1	0.5	$6.2	$6.2

Proportionate share of net operating income (5)	$4.2	$2.1	$0.4	$4.8	$0.0	$0.1	$0.5	$22.5

Proportionate share of interest expense (5)	$0.0	$1.4	$0.2	$2.0	$0.0	$0.0	$0.0	$9.4

Funds From Operations (“FFO”):

Net income (loss)	$3.7	($2.2)	($0.3)	$10.1	($0.3)	$0.1	$0.6	$17.9	$6.5
Depreciation of real property	2.4	6.7	1.2	9.1	0.7	0.2	0.0	31.0	6.6
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	0.4 (8)

	$6.1	$4.5	$0.9	$19.2	$0.4	$0.3	$0.6	$48.9	$13.5

DDR ownership interest	50%	***	20%	***	***	***	***	***

DDR FFO	$3.0	$0.8	$0.2	$3.7	$0.0	$0.2	$0.3	$13.5

Joint Venture Financials 3.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)	Represents undeveloped land.

(4)	Represents residual joint venture assets sold to the MDT Joint Venture.

(5)	Does not include share of net operating income or interest expense for sales of properties classified as discontinued operations.

(6)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Montgomery Farm, Coventry II DDR Tri-County Mall, Coventry II DDR Westover and the DDR/Macquarie Fund LLC joint ventures.

(7)	Adjustments represent the effect of promoted interests on DDR’s share of the income primarily from an asset management promote through DDR/Macquarie Fund LLC.

(8)	Adjustments associated with Coventry’s promoted interests primarily at the RVIP IIIB and RVIP VIII joint ventures and partnership structural items at the DDRTC Core Retail Fund LLC..

***	See Appendix to Quarterly Financial Supplement Property and Joint Venture Details: Section 2.0- Joint Venture Partnership Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financials 3.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Wholly Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Three Month Period Ended March 31, 2007

	Three Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,		December 31,		December 31,
	2007		2006		2005		2004		2003
Acquisitions/Transfers	$2,982.0	(1)	$370.2	(4)	$1,610.8	(6)	$2,170.8	(9)	$1,363.6	(11)
Completed Expansions	26.4		73.1		41.6		25.2		26.8
Developments & Construction in Progress	41.6		246.0		246.1		203.8		104.6
Tenant Improvements & Building Renovations	1.9	(2)	11.7		7.5		6.6		6.3
Furniture Fixtures & Equipment	3.8		10.2		10.7	(7)	1.3		1.9

	3,055.7		711.2		1,916.7		2,407.7		1,503.2
Less: Real Estate Sales & Joint Venture Transfers	(52.4	)(3)	(289.8	)(5)	(490.8	)(8)	(689.2	)(10)	(422.4	)(12)

Total DDR Net Additions (Millions)	$3,003.3		$421.4		$1,425.9		$1,718.5		$1,080.8

(1)	Includes the redemption of OP units for a previous acquisition.

(2)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $13.0 million associated with its wholly owned and consolidated portfolio during 2007.

(3)	In addition to asset sales which had an aggregate cost of $51.9 million this balance includes the sale of two outparcels.

(4)	Includes the acquisition of three properties located in Pasadena, CA, San Diego, CA and Phoenix Arizona, aggregating $199.7, plus the transfer to DDR from joint venture of the Service Merchandise portfolio and Salisbury, MD shopping center, aggregating $111.9 and $4.0 million, respectively, the consolidation of joint venture assets for a shopping center located in Phoenix, AZ aggregating $41.4 million pursuant to EITF 04 05 and the redemption of OP units and other acquisition costs aggregating $13.2 million.

(5)	In addition to the asset sales which had an aggregate cost of $73.1, this balance includes the sale of the Service Merchandise Portfolio to Coventry II which had an aggregate cost of $112.6, the sale to Macquarie DDR Trust joint venture of seven assets with an aggregate cost of $80.5 million, plus four earnout parcels with an aggregate cost of $12.5 million, and the sale of several land parcels and outparcels.

(6)	Includes the acquisition of the Caribbean Property Group portfolio and the Mervyn’s portfolio aggregating $1,160.1 million and $409.1 million, respectively, the transfer to DDR from joint ventures of the Dublin, OH shopping center, which has an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(7)	The large increase in FF& E in 2005 is primarily attributed to certain IT projects, expansion of corporate headquarters, and fractional ownership interest in corporate jets.

(8)	In addition to the asset sales which had an aggregate cost of $219.1 million, this balance includes the transfer of twelve assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust joint venture and the sale of several outparcels.

(9)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(10)	In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of twelve assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust joint venture, the transfer of twelve assets with an aggregate cost of $124.0 to the DPG Realty Holdings joint venture and the transfer of thirteen assets with an aggregate cost of $203.2 to the DDR Markaz II joint venture.

(11)	Includes the merger of JDN which had an aggregate value of $1,064.0, the acquisition of a shopping center in Broomfield, CO aggregating $55.5, and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers aggregating $125.9, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(12)	In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of four assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.
Summary of Wholly Owned Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Three Month Period Ended March 31, 2007

	Three Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,		December 31,		December 31,
	2007		2006		2005		2004		2003
Acquisitions/Transfers	$3,302.7	(1)	$729.9	(3)	$350.0		$1,147.0	(7)	$1,221.7	(9)
Completed Expansions	0.0		0.0		9.3		10.3		9.7
Developments & Construction in Progress	25.5		139.6	(4)	87.5		38.9		120.1
Tenant Improvements & Building Renovations	1.8	(2)	9.1		6.8		0.6		0.6

	$3,330.0		$878.6		$453.6		$1,196.8		$1,352.1
Less: Real Estate Sales and Dispositions	($6.8)		($409.0	)(5)	($148.8	)(6)	($306.7	)(8)	($781.5	)(10)

Joint Venture Totals (Millions)	$3,323.2		$469.6		$304.8		$890.1		$570.6

(1)	Includes the acquisition of an additional 73% interest in Metropole Shopping Center by Sonea Sierra Brazil BV Sarl.

(2)	The Company estimates recurring capital expenditures, including tenant improvements, of $11 million for its joint venture portfolio during 2007.

(3)	Includes the formation of Sonea Sierra Brazil BV Sarl and DDR MDT PS LLC, plus acquisitions of the service merchandise portfolio and properties located in Cincinnati, Ohio; Benton Harbor, Michigan and Orland, Illinois by joint ventures with Coventry II.

(3)	Includes the acquisition of 34 acres of land in Allen, TX for the development of a 435,061 square foot shopping center and 88 acres of land in Bloomfield Hills, Michigan for the development of a 758,750 square foot shopping center. Both of these shopping centers are being developed with Coventry II.

(5)	In addition to asset sales which had an aggregate cost of $88.9, the balance includes the transfer to DDR of the Service Merchandise portfolio and five assets located in Pasadena, CA, Phoenix, AZ (two properties), Salisbury, MD and Apex, NC. These assets had an aggregate cost of $320.1 million.

(6)	In addition to asset sales which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, Ohio shopping center which had an aggregate cost of $30 million and the sale of five outparcels at Plaza at Puente Hills, which were owned by RVIP VII.

(7)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 and $201.6, respectively, MDT’s acquisition of an additional $619.5 million of assets, plus the acquisition of the Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(8)	In addition to asset sales which had an aggregate cost of $141.7, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(9)	Balance includes the formation of Macquarie DDR Trust and DDR Markaz aggregating $735.9 and $169.3, respectively, plus several new joint ventures with assets aggregating $228.8 million and the consolidation of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO which aggregated $87.7 million.

(10)	In addition to asset sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.
Summary of Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Wholly Owned and Consolidated Acquisitions
for the Three Month Period Ended March 31, 2007

		Cost	Acquisition
Property Location	GLA(1)	(Millions)	Date	Major Tenants
IRRETI	18,050,190	$2,981.4	02/27/07	Portfolio of 222 Properties

Total	18,050,190	$2,981.4

Joint Venture Acquisitions
for the Three Month Period Ended March 31, 2007

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA(1)	(Millions)	Date	Percentage	Partner
DDRTC Core Retail Fund LLC	23,090,322	$2,955.9	2/27/2007	15.00%	TIAA
SAU Retail Fund LLC (2)	3,016,064	$288.2	2/27/2007	20.00%	Special Account-U LP

Total	26,106,386	$3,244.1

(1)	Includes square footage not owned by the company.

(2)	Joint venture with the State of Utah assumed through IRRETI acquisition.
Consolidated and Joint Venture Acquisitions 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Wholly Owned and Consolidated Dispositions
for the Three Month Period Ended March 31, 2007

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Alden, NY	67,992	$8.9	1/30/2007
Medina, NY	80,028	$7.1	1/30/2007
Niagara Falls, NY	117,014	$11.4	1/30/2007
Springville, NY	105,636	$11.5	1/30/2007
Union, SC	184,331	$5.5	1/30/2007
Murfreesboro, TN	117,697	$7.4	3/28/2007

Total	672,698	$52.0

Joint Venture Dispositions
for the Three Month Period Ended March 31, 2007

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Service Merchandise locations	99,980	$6.8	Various	20.00%	Coventry II

Total	99,980	$6.8

Consolidated and Joint Venture Dispositions 4.3

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Three Month Period Ended March 31, 2007

Projects Completed

Ft. Union, UT	Demise of former Mervyns to accommodate 30,548 sf Ross Dress for Less (opened 10/06), 16,975 sf DSW (opened 11/06), 23,400 sf Michael’s (opened 3/07) and retail shops.

Total Gross Cost (Millions)	$26.4

Total Net Cost (Millions)	$26.4

Projects in Progress

Gadsden, AL	Break-up of 64,400 sf building to create a Fred’s, Burke’s Outlet (both opened prior to 2006) and another junior anchor.

Crystal River, FL	Construct 9,000 sf Dollar General and 15,000 sf of retail shops.

Plantation, FL	Redevelopment of shopping center to include Kohl’s and other junior anchor tenants.

Ottumwa, IA	Recaptured Wal-Mart and release to Goody’s (opened 9/04), Dollar Tree (opened 8/05) and 35,422 sf of additional junior anchor stores.

Chesterfield, MI	Sportsman Warehouse, 25,400 sf of small shop retail and additional retail space to be announced.

Gaylord, MI	Recaptured Wal-Mart and release to Big Lots (opened 10/04), Dunhams (opened 5/05) and 39,767 sf of additional junior anchor stores.

Hamilton, NJ	Expansion of the shopping center to construct a 18,000 sf Old Navy and 4,500 sf Bombay Company.

Olean, NY	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Stow, OH	Recapture 116,000 sf K-Mart and release to junior anchor stores. Create outparcels.

Brookfield, WI	Construction of 15,000 sf free standing building for Potbelly, Caribou Coffee (opened 12/06), Joey’s Seafood (opened 3/07) and other retail shops.

Total Gross Cost (Millions)	$71.7

Total Net Cost (Millions)	$68.2

Projects to Commence Construction

Tallahassee, FL	Construction of a 20,929 sf Office Depot in the former Lowe’s Home Improvement Space.

Louisville, KY	Construct a 6,000 sf free standing building for retail shops.

Gulfport, MS	Construct a bank pad, retail shops and restaurants on a 4.37 acre outparcel.

Huber Hts., OH	Expansion of the shopping center to construct a 45,000 sf junior anchor.

Amherst, NY	Construct 5,300 sf free standing building for retail shops.

Fayetteville, NC	Reconfigure 18,000 sf of in-line space. Construct multi-tenant outparcel building.

Allentown, PA	Construction of 20,000 sf multi-tenant building on remaining outparcel.

Bayamon, PR (Plaza Del Sol)	144,000 sf expansion of the mall to accommodate two junior anchors and additional shop space.

Hatillo, PR	Expansion of the shopping center to accommodate a 21,000 sf junior anchor.

San Juan, PR	Redemise shop space and construct a food court.

McKinney, TX	Construction of 87,757 sf retail shops and outparcels.
Wholly Owned Expansions and Redevelopments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Expansion and Redevelopment Projects
for the Three Month Period Ended March 31, 2007

	DDR’s	Joint
	Ownership	Venture
Projects in Progress	Percentage	Partner	Description

Phoenix, AZ	20.00%	Coventry II	Relocation of several existing mall tenants to accommodate a new JC Penney (scheduled to open 4th quarter 2007), the relocation of Harkins Theatre, for a new Super Target as well as several new junior anchors and other retail tenants to be announced.

Buena Park, CA	20.00%	Coventry II	Construction of Steve and Barry’s (opened 2/06), 24 Hour Fitness (scheduled to open 3rd quarter 2007) and redevelopment of the lower level of the mall for several tenants to be announced.

Lancaster, CA	20.00%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter (scheduled to open 3rd quarter 2007). Will recapture and redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Benton Harbor, MI	20.00%	Coventry II	Expansion of the existing shopping center to include an 89,000 square foot Kohl’s (opened 10/06), a 20,087 sf PETsMART (scheduled to open 4th quarter 2007) and additional retail tenants to be announced.

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PETsMART (opened 7/05), Old Navy (opened 9/05), Steve and Barrys (opened 11/06) plus additional mid-size anchors and other retail tenants to be announced.

Cincinnati, OH	18.00%	Coventry II/ Thor Equities	Major redevelopment of the former JC Penney store to include Ethan Allen and several other new retail tenants and restaurants to be announced.

Macedonia, OH	50.00%	OSTRS	Retenanting vacant shop space with PETsMART (scheduled to open 4th quarter 2007).

Total Gross Cost (Millions)	$559.8	(1)

Total Net Cost (Millions)	$531.6	(1)

Projects to Commence

Deer Park, IL	24.75%	Prudential Real Estate Investors	Approximately eight acres of land to be developed, which is under contract with Grace Community, retenanting of vacant shop space with a 23,000 sf Crate & Barrel, and construction of a 13,500 sf multi-tenant outparcel building.

Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, a theater, small shops and restaurants to be announced.

Notes:

(1)	Total Cost includes the acquisition costs for the Coventry II redevelopments.
Joint Venture Expansions and Redevelopments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Wholly Owned and Consolidated Development Projects
for the Three Month Period Ended March 31, 2007

					Substantial
			Gross Cost	Net Cost	Completion
	GLA		(Millions)	(Millions)	Date	Description	Major Tenants
Projects in Progress

Brandon, FL	232,700		$71.3	$55.9	2008	Community Center	To be announced
Miami, FL	633,001		$153.8	$141.9	2006 — 2008	Mixed-Use	Target, Linens’ N Things, Circuit City, Marshalls, West Elm (are open) PETsMART, Ross Dress for Less, Loehman’s and additional retail space to be announced (scheduled to open 2nd quarter 2007)
Douglasville, GA	124,200		$22.4	$17.7	2008	Community Center	To be announced
Nampa, ID	858,396	(1)	$95.0	$93.3	2007 & 2008	Community Center	JC Penney (scheduled to open 4th quarter 2007) and other retail tenants to be announced
McHenry, IL	426,078	(1)	$71.4	$65.0	2007	Community Center	Bed Bath & Beyond, Office Max (opened 4th quarter 2006), Best Buy, PETsMART, Dick’s (opened 1st quarter 2007), JC Penney, Wickes Furniture (scheduled to open 4th quarter 2007) and other retail tenants to be announced
Seabrook, NH	456,290	(1)	$61.7	$37.2	2008	Community Center	To be announced
Horseheads, NY	712,697	(1)	$81.8	$53.8	2007 & 2008	Community Center	Kohl’s (opened March 2007), Circuit City (scheduled to open 4th quarter 2007), Wal-Mart (scheduled to open 1st quarter 2008), and additional retail space to be announced
Apex, NC (Promenade)	76,185		$18.9	$16.7	2008	Community Center	To be announced
Apex, NC (Beaver Creek Crossings-Phase II)	281,996		$47.2	$38.6	2008	Community Center	To be announced
San Antonio, TX (Stone Oak)	665,229	(1)	$93.4	$84.5 (2)	2007	Community Center/Lifestyle Center	Target, Office Max, Hobby Lobby, DSW, TJ Maxx, World Market, Chico’s, Ann Taylor Loft, Joseph Banks, Coldwater Creek, Talbots, Soma, Cold Stone Creamery, Victoria’s Secret, Chili’s and other tenants to be announced all of which will open 4th quarter 2007
Projects to Commence Construction

Ukiah, CA	666,616		$102.5	$86.5	2009	Community Center	To be announced
Homestead, FL	399,868	(1)	$83.6	$53.8	2008	Community Center	To be announced
Wesley Chapel, FL	80,900		$17.3	$13.9	2008	Community Center	To be announced
Union City, GA	200,000		$47.6	$31.5	2008	Community Center	To be announced
Gulfport, MS	742,686		$91.7	$64.1	2008	Community Center/Lifestyle Center	To be announced
Wholly Owned Development Totals	6,556,842		$1,059.6	$854.4

(1)	Includes square footage not owned by the company.

(2)	Project cost does not include a $22.4 million payment to DBI to purchase its 50% interest in the project.
Consolidated and Wholly Owned Developments 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Joint Venture Development Projects
for the Three Month Period Ended March 31, 2007

							DDR’s
			DDR’s	Joint	Gross	Net	Proportionate	Substantial
	Total		Ownership	Venture	Cost	Cost	Cost	Completion
Projects in Progress	GLA		Percentage	Partner	(Millions)	(Millions)	(Millions)	Date	Description	Major Tenants

Merriam Village, KS	280,516	(1)	20.0%	Coventry II	$69.8	$45.6	$9.1	2008	Community Center	To be announced.
Bloomfield Park, MI	758,750		10.0%	Coventry II/ BP 1, LLC	$336.1	$192.9	$19.3	2008 & 2009	Lifestyle Center	Blue Point Ocean Grill, Bar Louie, BCBG, BCBG Girls, PacSun, Faro Design, Hyde Park Steakhouse, Orvis and other retail tenants and restaurants to be announced.
Allen, TX	435,061	(1)	10.0%	Coventry II/Trademark Property Company	$120.8	$93.9	$9.4	2008	Lifestyle Center	Market Street United, P.F. Changs, Eddie Bauer, Francesca’s Collection, Origins, Ann Taylor Loft, Borders, Brio, Devon Seafood Grill, Jos. A. Bank, Mi Cocina, Wachovia, Sweet and Sassy and other retail tenants and restaurants to be announced.

Joint Venture Development Totals	1,474,327				$526.7	$332.4	$37.8

Notes:

(1)	Includes square footage which will not be owned by the Company.
Joint Venture Developments 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Wholly Owned and Consolidated Development
Assets Placed in Service as of March 31, 2007

Assets Placed in Service
Date	(Millions)

As of December 31, 2006	$47.0
1st Quarter 2007	$75.2
2nd Quarter 2007	$3.4
3rd Quarter 2007	$27.5
4th Quarter 2007	$58.9
Projected Thereafter	$642.4

Total	$854.4

Joint Venture Development
Assets Placed in Service as of March 31, 2007

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)

As of December 31, 2006	$0.0	$0.0
1st Quarter 2007	$0.0	$0.0
2nd Quarter 2007	$0.0	$0.0
3rd Quarter 2007	$0.0	$0.0
4th Quarter 2007	$4.0	$0.4
Projected Thereafter	$328.4	$37.4

Total	$332.4	$37.8

Consolidated and Joint Venture Development Delivery Schedules 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Wholly Owned and Consolidated Development
Funding Schedule as of March 31, 2007

Funded as of March 31, 2007	$456.4
Projected Net Funding During 2007	$121.0
Projected Net Funding Thereafter	$277.0

Total	$854.4

Joint Venture Development
Funding Schedule as of March 31, 2007

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of March 31, 2007	$12.8	$51.4	$66.5	$130.7
Projected Net Funding During 2007	1.5	6.0	47.0	$54.5
Projected Net Funding Thereafter	6.0	23.8	117.4	$147.2

Total	$20.3	$81.2	$230.9	$332.4

Consolidated and Joint Venture Development Funding Schedules 4.7

799 Shopping Centers (and interests in Retail Assets) 12 Managed Shopping Centers 45 States (plus Puerto Rico and Brazil) 123.2 Million Sq. Ft. Owned 162.1 Million Sq. Ft. Owned and Managed 95.9% / 94.8% Core Portfolio % Leased / % Occupied 730 Total Employees Company Features (1) Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments in process and scheduled to commence in 2007, total owned GLA is 80.2 million. (2) Includes unowned anchors at Company-owned operating and development retail properties. (3) Including the Mervyns, Brazil and Inland assets, the total portfolio was 96.0% leased and 95.0% occupied. (1) (1) (2) (3)

GLA (Million Square Feet)
0
20
40
60
80
100
120
140
160
180
Managed
Non-owned
Owned
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
74.8
81.6
86.7
123.2
30.5
1.3
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
1Q'07

DEVELOPERS DIVERSIFIED REALTY®

2

Our owned portfolio has grown over 12x since IPO '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 1Q'07 Owned 10 13 19 21 25 28 36 39 40 45.3 54.1 74.8 81.6 86.7 123.2 Non-owned 3 3 3 4 7 9 6 12 12 11.6 22.1 21.4 22.8 23.8 30.5 Managed 4 5 5 5 4 5 5 9 5 0.7 0.2 1.4 1.4 1.3 1.2 9.8 13.2 19.3 20.6 24.7 27.6 36.3 39.6 45.3 38.6 54.1 30.5 1.3 GLA (Million Square Feet) 123.2 81.6 86.7 74.8

National portfolio creates efficiencies and strengthens tenant relationships

GLA by State
+5.0 – 18.5 MSF
+1.0 – 5.0 MSF
Less than 1.0 MSF
#3
15.2 msf
9.4%
#8
5.8 msf
3.6%
#4
10.6 msf
6.5%
#7
6.0 msf
3.7%
#5
10.2 msf
6.3%
5.3 msf
3.3%
#9
18.1 msf
11.1%
#1
#6
6.1 msf
3.8%
#10
4.9 msf
3.0%
Puerto Rico
Brazil
#2
16.6 msf
10.2%

DEVELOPERS DIVERSIFIED REALTY®

15.2 msf 9.4% 5.8 msf 3.6% GLA by State +5.0 - 18.5 MSF +1.0 - 5.0 MSF Less than 1.0 MSF National portfolio creates efficiencies and strengthens tenant relationships 4.9 msf 3.0% 162.1 MSF in 45 states plus Puerto Rico and Brazil 10.6 msf 6.5% 18.1 msf 11.1% 16.6 msf 10.2% 6.1 msf 3.8% 6.0 msf 3.7% 10.2 msf 6.3% 5.3 msf 3.3% #3 #4 #2 #1 #6 #7 #10 #8 #5 #9 Puerto Rico Brazil

$21.00
$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
Total Portfolio
Inline Retail
$18.22
$12.36
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
1Q'07

DEVELOPERS DIVERSIFIED REALTY®

4

'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 Average annualized base rental rates PSF have more than doubled since IPO $18.22 $12.36 Total Portfolio Inline Retail 1Q'07 $21.00

March 31, 2007 689 $12.36 $18.22 Dec. 31, 2006 371 $11.75 $17.46 Dec. 31, 2005 380 $11.30 $16.62 Dec. 31, 2004 373 $11.13 $16.14 Dec. 31, 2003 274 $10.82 $15.55 Dec. 31, 2002 189 $10.58 $15.18 Dec. 31, 2001 192 $10.03 $14.02 Dec. 31, 2000 190 $9.66 $13.66 Dec. 31, 1999 186 $9.20 $12.69 Dec. 31, 1998 159 $8.99 $12.39 Dec. 31, 1997 123 $8.49 $11.69 Dec. 31, 1996 112 $7.85 $10.87 Dec. 31, 1995 106 $7.60 $10.54 Dec. 31, 1994 84 $5.89 $9.02 Dec. 31, 1993 69 $5.60 $8.56 Dec. 31, 1992 53 $5.37 $8.37 Dec. 31, 1991 53 $5.35 $8.29 Dec. 31, 1990 52 $5.27 $8.25 Dec. 31, 1989 45 $4.93 $7.87 Dec. 31, 1988 40 $4.81 $7.41 Dec. 31, 1987 37 $4.38 $7.09 Average Annualized Base Rental Rates PSF Period Ending Number of Properties Total Shop Space Annualized Base Rent / S.F.

Lease Expirations by Year (Options not Included)

% Total Base Rents by Class
18%
15%
12%
9%
6%
3%
0%
Anchor
Small Shop
2007
2008
2009
2010
2011
2012

DEVELOPERS DIVERSIFIED REALTY®

Lease Expirations by Year (Options not Included) 2007 2008 2009 2010 2011 2012 Anchor 0.013 0.028 0.044 0.06 0.088 0.083 Small Shop 0.117 0.136 0.141 0.134 0.158 0.09 % Total Base Rents by Class

Lease Expirations by Year

Year	Anchor Base Rent Leases	Anchor Base Rent Revenue (Millions)	Anchor Base Rent Average/S.F.	Shop Space Base Rent Leases	Shop Space Base Rent Revenue (Millions)	Shop Space Base Rent Average/S.F.
2007	46	$9.2	$7.82	1,726	$72.6	$19.22
2008	76	$19.4	$6.82	1,787	$84.0	$16.99
2009	106	$30.5	$7.42	1,826	$87.5	$17.43
2010	132	$41.4	$8.51	1,546	$83.2	$17.55
2011	174	$60.6	$9.90	1,624	$97.6	$18.91
2012	158	$56.6	$8.98	777	$55.7	$18.79
2013	120	$42.6	$9.32	297	$28.0	$18.30
2014	147	$56.7	$9.88	235	$22.3	$18.96
2015	108	$48.8	$9.36	222	$22.3	$18.57
2016	117	$54.0	$9.67	208	$21.3	$19.64
2007-2016 Subtotal	1,184	$419.8	$9.02	10,248	$574.5	$18.18
Total Rent Roll	1,606	$685.9	$9.47	10,540	$619.4	$18.20

DEVELOPERS DIVERSIFIED REALTY®

7

Lease Expirations by Year 2007 46 $9.2 $7.82 1,726 $72.6 $19.22 2008 76 $19.4 $6.82 1,787 $84.0 $16.99 2009 106 $30.5 $7.42 1,826 $87.5 $17.43 2010 132 $41.4 $8.51 1,546 $83.2 $17.55 2011 174 $60.6 $9.90 1,624 $97.6 $18.91 2012 158 $56.6 $8.98 777 $55.7 $18.79 2013 120 $42.6 $9.32 297 $28.0 $18.30 2014 147 $56.7 $9.88 235 $22.3 $18.96 2015 108 $48.8 $9.36 222 $22.3 $18.57 2016 117 $54.0 $9.67 208 $21.3 $19.64 1,184 $419.8 $9.02 10,248 $574.5 $18.18 1,606 $685.9 $9.47 10,540 $619.4 $18.20 Year Leases Revenue Average/S.F. Leases Revenue Average/S.F. 2007-2016 Subtotal Anchor Base Rent Shop Space Base Rent (Millions) (Millions) Total Rent Roll

Largest Tenants by GLA Owned & Unowned 1. Wal-Mart / Sam's Club 109 17.09 50 7.21 59 9.88 2. Target 67 8.47 14 1.49 53 6.98 3. Lowe's Home Improvement 41 5.26 21 2.66 20 2.60 4. Home Depot 42 4.57 15 1.47 27 3.10 5. Kohl's 43 3.61 38 3.22 5 0.39 6. T.J. Maxx / Marshalls 99 3.28 99 3.28 0 0.00 7. Mervyns 40 3.05 39 2.97 1 0.08 8. Kmart / Sears 33 2.75 31 2.37 2 0.38 9. Publix Supermarkets 59 2.67 59 2.67 0 0.00 10. PetSmart 106 2.33 104 2.29 2 0.04 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions)

Reliance on Major Tenants (Owned Shopping Center GLA Only) (1) (2) Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) (1) Based on pro rata ownership of joint venture properties. (2) Reflects major tenants with a percentage of total portfolio of 1% and higher. Wal-Mart / Sam's Club 50 $33.21 3.92% AA/Aa2 Publix Supermarkets 59 $18.01 2.12% NR/NR PetSmart 104 $15.09 1.78% BB/Ba2 T.J. Maxx / Marshalls 99 $14.64 1.73% A/A3 Tops Markets 36 $14.43 1.70% BB/Ba1 Circuit City 42 $13.75 1.62% NR/NR Lowe's Home Improvement 21 $13.35 1.57% A+/A1 Bed Bath & Beyond 59 $11.88 1.40% BBB/NR Kohl's 38 $10.97 1.29% BBB+/A3 Michaels 74 $10.32 1.22% NR/B2 Eckerd Drug 42 $10.06 1.19% NR/NR Kroger 40 $8.64 1.02% BBB-/Baa2 Mervyns 39 $8.50 1.00% NR/NR Subtotal 703 $182.85 21.56% Total Portfolio 12,146 $848.21 100.00%

Major Tenant (units)	Owned GLA	% Total GLA	Major Tenant (units)	Base Rental Revenue ($Millions)	% Total Base Rent
1. Wal-Mart / Sam's Club (50)	5.35	6.78%	1. Wal-Mart / Sam's Club (50)	$33.21	3.92%
2. Publix Supermarkets (59)	2.16	2.74%	2. Publix Supermarkets (59)	$18.01	2.12%
3. Lowe's Home Improvement (21)	2.10	2.66%	3. PetSmart (104)	$15.09	1.78%
4. Kmart / Sears (31)	1.98	2.51%	4. T.J. Maxx / Marshalls (99)	$14.64	1.73%
5. T.J. Maxx / Marshalls (99)	1.71	2.17%	5. Tops Markets (36)	$14.43	1.70%
6. Kohl's (38)	1.54	1.95%	6. Circuit City (42)	$13.75	1.62%
7. Mervyns (39)	1.49	1.89%	7. Lowe's Home Improvement (21)	$13.35	1.57%
8. Tops Markets (36)	1.29	1.64%	8. Bed Bath & Beyond (59)	$11.88	1.40%
9. Kroger (40)	1.28	1.62%	9. Kohl's (38)	$10.97	1.29%
10. PetSmart (104)	1.16	1.47%	10. Michaels (74)	$10.32	1.22%
11. Home Depot (15)	1.16	1.47%	11. Eckerd Drug (42)	$10.06	1.19%
12. Target (14)	1.15	1.46%	12. Kroger (40)	$8.64	1.02%
13. Bed Bath & Beyond (59)	0.98	1.24%	13. Mervyns (39)	$8.50	1.00%
14. Beall's (32)	0.93	1.18%	14. Barnes & Noble (42)	$8.41	0.99%
15. Michaels (74)	0.90	1.14%	15. Home Depot (15)	$8.33	0.98%
16. Toys "R" Us / Babies "R" Us (37)	0.85	1.08%	16. Old Navy / GAP / Banana Republic (64)	$8.24	0.97%
17. JCPenney (23)	0.84	1.06%	17. Best Buy (29)	$7.70	0.91%
18. Circuit City (42)	0.80	1.01%	18. Ross Stores (54)	$7.50	0.88%
19. Ross Stores (54)	0.75	0.95%	19. Kmart / Sears (31)	$7.40	0.87%
20. Goody's Family Clothing (40)	0.70	0.89%	20. Dick's Sporting Goods (32)	$7.39	0.87%
Subtotal 1-20	29.12	36.91%	Subtotal 1-20	$237.82	28.03%
Total Portfolio	78.89	100.00%	Total Portfolio	$848.21	100.00%

(1) Does not include developments in process.

DEVELOPERS DIVERSIFIED REALTY®

10

Reliance on Major Tenants by GLA and Base Rental Revenues (1) (2) 1. Wal-Mart / Sam's Club (50) $33.21 3.92% 2. Publix Supermarkets (59) $18.01 2.12% 3. PetSmart (104) $15.09 1.78% 4. T.J. Maxx / Marshalls (99) $14.64 1.73% 5. Tops Markets (36) $14.43 1.70% 6. Circuit City (42) $13.75 1.62% 7. Lowe's Home Improvement (21) $13.35 1.57% 8. Bed Bath & Beyond (59) $11.88 1.40% 9. Kohl's (38) $10.97 1.29% 10. Michaels (74) $10.32 1.22% 11. Eckerd Drug (42) $10.06 1.19% 12. Kroger (40) $8.64 1.02% 13. Mervyns (39) $8.50 1.00% 14. Barnes & Noble (42) $8.41 0.99% 15. Home Depot (15) $8.33 0.98% 16. Old Navy / GAP / Banana Republic (64) $8.24 0.97% 17. Best Buy (29) $7.70 0.91% 18. Ross Stores (54) $7.50 0.88% 19. Kmart / Sears (31) $7.40 0.87% 20. Dick's Sporting Goods (32) $7.39 0.87% Subtotal 1-20 $237.82 28.03% Total Portfolio $848.21 100.00% 1. Wal-Mart / Sam's Club (50) 5.35 6.78% 2. Publix Supermarkets (59) 2.16 2.74% 3. Lowe's Home Improvement (21) 2.10 2.66% 4. Kmart / Sears (31) 1.98 2.51% 5. T.J. Maxx / Marshalls (99) 1.71 2.17% 6. Kohl's (38) 1.54 1.95% 7. Mervyns (39) 1.49 1.89% 8. Tops Markets (36) 1.29 1.64% 9. Kroger (40) 1.28 1.62% 10. PetSmart (104) 1.16 1.47% 11. Home Depot (15) 1.16 1.47% 12. Target (14) 1.15 1.46% 13. Bed Bath & Beyond (59) 0.98 1.24% 14. Beall's (32) 0.93 1.18% 15. Michaels (74) 0.90 1.14% 16. Toys "R" Us / Babies "R" Us (37) 0.85 1.08% 17. JCPenney (23) 0.84 1.06% 18. Circuit City (42) 0.80 1.01% 19. Ross Stores (54) 0.75 0.95% 20. Goody's Family Clothing (40) 0.70 0.89% Subtotal 1-20 29.12 36.91% Total Portfolio 78.89 100.00% Major Tenant (units) Owned GLA % Total GLA Base Rental Revenue ($Millions) % Total Base Rent Major Tenant (units) (1) Does not include developments in process. (2) Based on pro rata ownership of joint venture properties.

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Consolidated Debt
as of March 31, 2007

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facilities:
$1.2 Billion Revolving Credit Facility		$647,500	(2)	06/10	5.732
$550 Million Bridge Loan		550,000		08/07	6.070
$60 Million Revolving Credit Facility		0		06/10	NA
Secured Credit Facility:
$550 Million Term Loan		550,000	(3)	02/11	5.877

Total Term and Credit Facility Debt		1,747,500

PUBLIC DEBT:
Medium Term Notes	F	10,000		07/07	7.020
Unsecured Notes	F	85,000		08/07	6.950
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,979		01/08	6.625
Medium Term Notes	F	274,581		01/09	3.875
Medium Term Notes	F	199,761		05/10	5.000
Medium Term Notes	F	299,776		07/10	4.625
Medium Term Notes	F	249,385		04/11	5.250
Convertible Notes	F	250,000	(4)	08/11	3.500
Convertible Notes	F	600,000	(5)	03/12	3.000
Medium Term Notes	F	348,722		10/12	5.375
Medium Term Notes	F	199,421		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		2,718,624

MORTGAGE DEBT:
St. Louis, MO (Olympic)	F	2,741		08/07	9.150
Berlin, VT	F	4,940		08/07	9.750
Mt. Laurel, NJ	V	48,000		09/07	6.220
DDR MDT MV, LLC	V	45,923	(6)	10/07	6.040
Apex, NC	V	15,573		10/07	6.320
Lake Walden Square, Plant City, FL	F	9,060		11/07	7.630
Route22 Retail SC, Union, NJ	F	10,774		01/08	7.490
440 Commons, Jersey City, NJ	F	9,875		02/08	4.510
Riverdale Shops, West Springfield, MA	F	23,200		02/08	4.250
Tupelo, MS	F	11,087		03/08	4.410
Jacksonville, FL	F	6,361		03/08	4.410
Solon, OH	F	15,358		03/08	4.410
N. Charleston, SC	F	10,996		03/08	4.410
Walker, MI	F	8,088		03/08	4.410
Mt. Pleasant, SC (GS II)	F	7,452		03/08	4.410
Meridian, ID (GS II)	F	24,082		03/08	4.410
Birmingham, AL (GS II)	F	26,082		03/08	4.410
Wilmington, NC (GS II)	F	19,993		03/08	4.410
Durham, NC (GS II)	F	6,816		03/08	4.410
Summary of Consolidated Debt     6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Consolidated Debt
as of March 31, 2007 (con’t)

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Glenmark Ctr, Morgantown, WV	F	$7,000		10/08	4.775
Bi-Lo — Shelmore, Mt Pleasant, SC	F	6,350		10/08	4.775
Loisdale Center, Springfield, VA	F	15,950		12/08	4.580
Cascade Marketplace, Sterling, VA	F	9,240		12/08	4.510
Silver Springs, MD (Tech 29-1)	F	6,506		02/09	7.330
Crossroads Plaza, Hanesport, NJ	F	9,900		02/09	4.581
Middletown Village, Middletown, RI	F	10,000		02/09	4.531
Abernathy Square, Atlanta, GA	F	13,392		03/09	6.285
Pointe at Tampa Palms, Tampa, FL	F	2,890		04/09	4.472
Albertsons at Bloomington Hills, Riverview, FL	F	3,175		04/09	4.472
Squirewood Village, Dandridge, TN	F	1,900		04/09	4.472
Bi-Lo — Northside Plaza, Greenwood, SC	F	2,200		04/09	4.472
Shoppes at Wendover Village, Greensboro, NC	F	5,450		06/09	4.222
Paradise Promenade, Davie, FL	F	6,400		06/09	4.322
Leawood, KS	F	48,803		07/09	7.310
Thompson Square Mall, Thompson, NY	F	13,350		07/09	4.222
Mill Pond Village, Cary, NC	F	8,500		07/09	4.758
Adams Farm, Greensboro, NC	F	6,700		08/09	4.652
Martinsville, VA	F	19,371		12/09	8.460
St. Louis, MO (Keller)	F	988		01/10	8.625
Village Ctr, Racine, WI	F	13,200		04/10	4.440
Plant City Crossing, Plant City, FL	F	5,900		05/10	4.700
Brick Ctr Plaza, Brick, NJ	F	10,300		06/10	4.375
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390
West Falls Plaza, West Patterson, NJ	F	11,075		06/10	4.685
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685
Sony Theatre, East Hanover, NJ	F	6,445		07/10	4.685
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290
Deer Valley — Phoenix, AZ	F	17,124		09/10	8.010
Capital Crossing, Raleigh, NC	F	5,478		09/10	4.300
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900
DDR MDT MV, LLC	F	212,550	(6)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Shops on the Circle, Dothan, AL	F	11,694		11/10	7.920
Big Flats, NY (Big Flats I)	F	7,999		12/10	8.011
Plattsburgh, NY	F	7,809		12/10	8.000
Denbigh Village, Newport News, VA	F	11,457		12/10	4.940
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040
Erie, PA	F	24,945		04/11	6.884
Erie, PA	F	2,880		04/11	6.884
Boardman, OH	F	25,907		04/11	6.884
St. Louis, MO (Sunset)	F	33,584		04/11	6.884
Summary of Consolidated Debt      6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Consolidated Debt
as of March 31, 2007 (con’t)

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
St. Louis, MO (Brentwood)	F	$24,945		04/11	6.884
Denver, CO (Centennial)	F	37,420		04/11	6.884
Southampton Village, Tyrone, GA	F	6,700		05/11	4.663
Fountains	F	32,500		07/11	4.655
Village Center, Racine, WI	F	2,070		07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250		08/11	5.320
Indian Train, NC (Union TC Ph I)	F	6,806		10/11	7.000
Gates, NY (Westgate)	F	24,369		10/11	7.240
Ashtabula, OH	F	6,776		12/11	7.000
Shoppes on the Ridge, Lake Wales, FL	F	9,628		12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000		12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355		01/12	4.760
West Pasco, FL	F	4,784		02/12	9.625
Phoenix, AZ (Paradise Valley)	F	30,000	(7)	03/12	5.385
Denver, CO (Univ Hills)	F	27,653		06/12	7.300
St. Louis, MO (Gravois)	F	1,220		07/12	8.625
N. Charleston, SC	F	10,404		07/12	7.370
Cortez Plaza, Bradenton, FL	F	13,044		07/12	7.150
Redbud Commons, Gastonia, NC	F	5,060		07/12	4.600
Duvall Village, Bowie, MD	F	8,794		10/12	7.040
Walgreens — Rockford, IL	F	3,223		11/12	4.863
Walgreens — Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreens — Livonia, MI	F	2,477		11/12	4.863
Mooresville, NC	F	23,410		12/12	6.930
Heather Island Plaza, Ocala, FL	F	6,155		12/12	5.001
Big Flats, NY (Big Flats IV)	F	947		01/13	7.600
Big Flats, NY (Big Flats II & III)	F	3,821		01/13	8.010
Buffalo, NY (Delaware Commons)	F	965		01/13	6.960
Hilliard Rome, Columbus, OH	F	11,371		01/13	5.870
Walgreens — Oshkosh, WI	F	2,817		02/13	4.863
Walgreens — Westland, MI	F	2,625		03/13	4.863
Jamestown, NY (Southside Plaza)	F	1,411		04/13	7.590
Victor, NY (Victor Square)	F	6,478		04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	47,580		05/13	6.990
Beachwood, OH	F	3,091		07/13	7.640
W. Long Branch, NJ (Monmouth)	F	12,378		07/13	8.570
Boynton Beach, FL (Meadows Square)	F	3,817		07/13	6.720
Englewood, FL (Rotonda)	F	1,781		07/13	5.800
Reno, NV	V	3,458		02/15	9.000
Olean, NY	F	4,323		07/15	8.995
Mays Landing, NJ (Hamilton)	F	13,750		09/15	4.700
Columbus, OH (Consumer II West)	F	13,410		11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	11,406		11/15	7.850
Lockport, NY (Walmart/Tops)	F	11,861		01/16	8.000
Summary of Consolidated Debt     6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Consolidated Debt
as of March 31, 2007 (con’t)

		Mortgage	Maturity	Interest
		Balance(000’s)	Date	Rate (1)
Merriam, KS (TIF)	F	$7,075	02/16	6.900
Rome, NY (Freedom)	F	4,110	09/16	7.850
Amherst, NY (Tops Transit + French)	F	4,828	12/16	7.680
Canandaigua, NY	F	5,267	01/17	6.150
Cheektowaga, NY (Walmart Thruway)	F	4,615	10/17	6.780
Ithaca, NY	F	17,997	01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	12,661	07/18	5.670
Niskayuna, NY (Mohawk)	F	23,369	12/18	5.750
Henderson, TN	F	8,471	01/19	7.660
Spring Hill, FL	F	4,905	09/19	9.750
Cedar Rapids, IA	F	9,314	01/20	9.375
Plainville, CT	F	6,985	04/21	7.125
Allentown, PA	F	17,204	06/21	6.950
Bayamon, PR (Rio Hondo)	F	55,542	05/28	7.180
San Juan, PR (Senorial Plaza)	F	14,423	05/28	7.180
Bayamon, PR (Rexville Plaza)	F	8,690	05/28	7.180
Arecibo, PR (Atlantico)	F	14,513	05/28	7.180

Total Mortgage Debt		1,666,731

Total Debt		$6,132,855

Weighted Average — Total			3.79 years	5.4%

Weighted Average — Fixed		$4,772,402	4.33 years	5.2%

Weighted Average — Floating		$1,360,453	1.88 years	6.0%

Notes:

F — Fixed Rate Debt V — Variable Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2007 deferred finance cost amortization of approximately $8.76 million, net is offset by approximately $8.5 million of annualized fair market value adjustment in 2007.

2.	The LIBOR rate on $100 million of the $1.2 billion Revolving Credit Facility has been fixed at 4.942% through September 2010 via interest rate swap. The spread on this $100 million borrowing was 0.230 % on March 31, 2007 resulting in a fixed rate of 5.172% on this borrowing.

3.	Secured term loan debt of $200 million has been converted to a fixed rate of 5.99% until June 28, 2010. Secured term loan debt of $100 million has been converted to a fixed rate of 5.78% and $100 million has been converted to a fixed rate of 5.81% until October 18, 2009. The weighted average rate of all traunches, reflecting the rates fixed by interest rate swaps, is 5.932%.

4.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $65.11 per share, however, this conversion price has been increased to $74.41 per share through the purchase of a convertible note hedge.
The principal balance on these notes is to be settled in cash.

5.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.75 per share however, this conversion price has been increased to $87.21 per share through the purchase of a convertible note hedge.
The principal balance on these notes is to be settled in cash.

6.	The company’s 50% joint venture with DDR Macquarie is consolidated within DDR’s accounts pursuant to FIN 46.

7.	The company’s 67% joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.
Summary of Consolidated Debt     6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2007
(000’s)

	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
PROPERTY MORTGAGES
Beachwood, OH	387	420	451	487	525	567	349					3,185
DDR MDT MV, LLC	45,923			212,550								258,473
Tupelo, MS	313	10,852										11,166
Jacksonville, FL	180	6,227										6,407
Reno, NV	64	67	73	78	84	89	96	103	2,825			3,479
Erie, PA	314	331	360	386	23,636							25,027
Erie, PA	36	38	41	44	2,731							2,889
Phoenix, AZ (Deer Valley)	217	231	255	16,479								17,181
Martinsville, VA	241	258	18,936									19,435
Boardman, OH	325	343	373	400	24,551							25,992
Solon, OH	434	15,033										15,467
St. Louis, MO (Sunset)	421	444	483	518	31,830							33,695
St. Louis, MO (Brentwood)	314	331	360	386	23,636							25,027
Cedar Rapids, IA	380	417	458	503	552	606	665	730	802	880	3,412	9,406
St. Louis, MO (Olympic)	2,826											2,826
St. Louis, MO (Gravois)	389	292	115	125	136	187						1,243
St. Louis, MO (Keller)	315	343	374	33								1,065
N. Charleston, SC	311	10,763										11,074
Walker, MI	229	7,917										8,146
Mt. Pleasant, SC	211	7,294										7,505
Meridian, ID	681	23,573										24,254
Birmingham, AL	737	25,530										26,267
Wilmington, NC	565	19,570										20,135
Berlin, VT	4,940											4,940
Spring Hill, FL	206	227	251	276	304	335	370	407	449	495	1,634	4,955
Denver, CO (Centennial)	469	496	539	578	35,462							37,544
West Pasco, FL						4,784						4,784
Phoenix, AZ						30,000						30,000
Leawood, KS	1,292	1,390	46,435									49,117
Durham, NC	193	6,672										6,864
Silver Springs, MD (Tech 29-1)	183	196	6,173									6,552
Denver, CO (Univ Hills)	604	650	699	752	809	24,286						27,800
Henderson, TN	426	460	497	536	578	624	674	727	785	847	2,423	8,577
Allentown, PA	714	765	820	879	942	1,009	1,082	1,159	1,242	1,332	7,435	17,378
Bayamon, PR (Rio Hondo)	1,011	1,076	1,169	1,256	1,351	1,442	1,561	1,679	1,805	1,932	41,519	55,802
San Juan, PR (Senorial Plaza)	263	279	303	326	351	375	405	436	469	502	10,781	14,490
Bayamon, PR (Rexville Plaza)	158	168	183	197	211	226	244	263	282	302	6,495	8,730
Arecibo, PR (Atlantico)	264	281	305	328	353	377	408	439	472	505	10,848	14,580
Columbus, OH (Consumer II West)	465	514	568	628	694	767	848	937	8,103			13,522
Mooresville, NC	300	322	345	370	397	426	21,330					23,489
N. Charleston, SC	222	239	257	277	298	9,165						10,458
W. Long Branch, NJ (Monmouth)	1,506	1,640	1,786	1,945	2,119	2,307	1,440					12,742
Mays Landing, NJ (Wrangleboro)	2,245	2,407	2,581	2,767	2,967	3,181	31,980					48,127
Mays Landing, NJ (Hamilton)	1,332	1,396	1,463	1,534	1,607	1,684	1,765	1,850	1,446			14,078
Boynton Beach, FL (Meadows Square)	485	519	556	595	637	682	464					3,937
Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities     6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2007 (con’t)
(000’s)

	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
Englewood, FL (Rotonda)	236	250	265	281	298	315	193					1,839
Indian Train, NC (Union TC Ph I)	95	102	109	117	6,407							6,830
Ashtabula, OH	93	100	107	115	6,385							6,801
Jamestown, NY (Southside Plaza)	178	193	208	225	242	262	147					1,454
Ithaca, NY	1,128	1,210	1,298	1,393	1,494	1,603	1,720	1,845	1,980	2,124	2,476	18,272
Olean, NY	357	390	427	467	511	559	611	669	418			4,410
Big Flats, NY (Big Flats I)	1,867	2,022	2,190	2,375								8,454
Plattsburgh, NY	1,823	1,974	2,138	2,318								8,253
Amherst, NY (Kmart/Blvd Cons. II)	938	1,015	1,097	1,187	1,283	1,388	1,500	1,623	1,603			11,634
Big Flats, NY (Big Flats IV)	68	73	79	86	92	100	466					964
Lockport, NY (Walmart/Tops)	944	1,022	1,107	1,199	1,298	1,406	1,523	1,649	1,786	155		12,090
Big Flats, NY (Big Flats II)	501	543	589	639	693	751	227					3,944
Amherst, NY (Tops Transit + French)	340	367	396	427	461	498	538	580	627	677		4,910
Amherst, NY (Target/Blvd Cons. II)	808	856	905	958	1,014	1,073	1,135	1,201	1,271	1,345	2,292	12,859
Gates, NY (Westgate)	324	349	375	404	23,002							24,454
Rome, NY (Freedom)	295	319	345	374	404	437	472	511	552	471		4,181
Cheektowaga, NY (Walmart Thruway)	304	325	348	372	398	426	456	487	521	558	495	4,689
Buffalo, NY (Delaware Commons)	137	146	157	168	180	193	17					998
Niskayuna, NY (Mohawk)	1,414	1,497	1,585	1,679	1,778	1,883	1,994	2,112	2,237	2,369	5,166	23,715
Canandaigua, NY	396	421	448	476	507	539	573	609	647	688	59	5,364
Victor, NY (Victor Square)	100	107	113	120	127	135	5,802					6,504
440 Commons, Jersey City, NJ		9,875										9,875
Route22 Retail SC, Union, NJ	164	10,610										10,774
Shops on the Circle, Dothan, AL	127	158	174	11,235								11,694
Cortez Plaza, Bradenton, FL	177	218	238	256	275	11,879						13,044
Lake Walden Square, Plant City, FL	9,060											9,060
Pointe at Tampa Palms, Tampa, FL			2,890									2,890
Tequesta Shops Plaza, Tequesta, FL				5,200								5,200
Riverdale Shops, West Springfield, MA		23,200										23,200
Valley Park Com, Hagerstown, MD				6,770								6,770
Wendover Village, Greensboro, NC			5,450									5,450
Brick Ctr Plaza, Brick, NJ				10,300								10,300
East Hanover Plaza, East Hanover, NJ				9,280								9,280
Sony Theatre, East Hanover, NJ				6,445								6,445
Crossroads Plaza, Hanesport, NJ			9,900									9,900
Thompson Square Mall, Thompson, NY			13,350									13,350
Middletown Village, Middletown, RI			10,000									10,000
Center Pointe Plaza, Easley, SC					4,250							4,250
Denbigh Village, Newport News, VA				11,457								11,457
Downtown Short Pump, Richmond, VA				18,480								18,480
Loisdale Center, Springfield, VA		15,950										15,950
Cascade Marketplace, Sterling, VA		9,240										9,240
Village Ctr, Racine, WI				13,200								13,200
Village Center, Racine, WI					2,070							2,070
Windsor Court SC, Windsor, CT				8,015								8,015
Paradise Promenade, Davie, FL			6,400									6,400
Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities     6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2007 (con’t)
(000’s)

	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
Shoppes on the Ridge, Lake Wales, FL					9,628							9,628
Heather Island Plaza, Ocala, FL						6,155						6,155
Publix Brooker Creek, Palm Harbor, FL					5,000							5,000
Plant City Crossing, Plant City, FL				5,900								5,900
Bloomington Hills, Riverview, FL			3,175									3,175
Watercolor Crossing, Santa Rosa, FL						4,355						4,355
Abernathy Square, Atlanta, GA			13,392									13,392
Southampton Village, Tyrone, GA					6,700							6,700
Duvall Village, Bowie, MD	162	208	223	239	256	7,706						8,794
Oakley Plaza, Asheville, NC				5,175								5,175
Mill Pond Village, Cary, NC			8,500									8,500
Camfield Corners, Charlotte, NC				5,150								5,150
Redbud Commons, Gastonia, NC						5,060						5,060
Adams Farm, Greensboro, NC			6,700									6,700
Capital Crossing, Raleigh, NC				5,478								5,478
West Falls Plaza, West Patterson, NJ				11,075								11,075
Hilliard Rome, Columbus, OH	151	187	200	212	225	237	10,157					11,371
Squirewood Village, Dandridge, TN			1,900									1,900
Glenmark Ctr, Morgantown, WV		7,000										7,000
Northside Plaza, Greenwood, SC			2,200									2,200
Edgewater Town Ctr, Edgewater, NJ				14,000								14,000
Walgreens — Rockford, IL						3,223						3,223
Walgreens — Dearborn Hts, MI						3,550						3,550
Walgreens — Livonia, MI						2,477						2,477
Walgreens — Westland, MI							2,625					2,625
Bi-Lo — Shelmore, Mt Pleasant, SC		6,350										6,350
Walgreens — Oshkosh, WI							2,817					2,817
Fountains					32,500							32,500
Plainville, CT (TIF)											6,985	6,985
Merriam, KS (TIF)										7,075		7,075
Payments Made Through 3/31/07	-7,871											-7,871

Total — Property Mortgages	87,406	246,249	186,187	408,478	264,240	139,327	96,654	20,018	30,323	22,257	102,020	1,603,158
Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities     6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2007 (con’t)
(000’s)

	2007 Payments	2008 Payments	2009 Payments	2010 Payments		2011 Payments		2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
CONSTRUCTION LOANS
$20 Million Construction Loan (National City Bank)	15,573													15,573
$48 Million Construction Loan (Wachovia Bank)	48,000													48,000

Total — Construction Loans	63,573	0	0	0		0		0	0	0	0	0	0	63,573

DEBT OFFERINGS
Senior Notes	12,000	99,979	274,581	499,536		499,385		948,722			199,421		100,000	2,633,625
Unsecured Notes	85,000													85,000

Total — Debt Offerings	97,000	99,979	274,581	499,536		499,385		948,722	0	0	199,421	0	100,000	2,718,624

Total — Property Mortgages, Constructi on Loans & Debt Offerings	247,979	346,227	460,767	908,014		763,625		1,088,049	96,654	20,018	229,744	22,257	202,020	4,385,355

REVOLVING CREDIT FACILITIES & TERM	LOANS
$1.2 Billion Unsecured Credit Facility (JPMorgan Chase)				647,500	(1)									647,500
$550 Million Secured Term Loan (Bank of America)	550,000													550,000
$550 Million Secured Term Loan (Key Bank)						550,000	(1)							550,000
$60 Million Unsecured Credit Facility (National City Bank)				0	(1)									0

Total — Debt	$797,979	$346,227	$460,767	$1,555,514		$1,313,625		$1,088,049	$96,654	$20,018	$229,744	$22,257	$202,020	$6,132,855

Notes:

(1)	Balance at March 31, 2007 on credit facilities, bridge and term loan. The $1.2 billion JPMorgan Chase facility has one one-year extension option to 2011. The $550 million Key Bank term loan has one one-year extension option to 2012. The $60 million National City Bank facility has one one-year extension option to 2011. The $550 million bridge loan has one three-month extension option to November 2007.
Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities      6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Joint Venture Debt
as of March 31, 2007

	Mortgage
Property/Entity	Balance (000’s)			Maturity Date	Interest Rate
RVIP III B Deer Park, IL	F	$60,000		10/11	5.590

RVIP VI Overland Park, KS	F	2,931		11/07	7.790

RVIP VII	V	72,120	(1)	04/08	Libor + 95

RVIP VIII	V	23,356		01/09	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	5,677		05/17	7.630
Tonawanda, NY	F	4,998		06/21	7.660

DDRA Community Centers Five	F	280,000	(2)	08/10	5.295

Lennox Town Center Limited Columbus, OH	F	17,404		07/22	8.110

Sun Center Limited	F	6,065		05/11	5.420
Columbus, OH	F	13,852		04/11	8.480

DOTRS LLC Macedonia, OH	F	21,000		08/11	6.050

Jefferson County Plaza, LLC Arnold, MO	V	3,749		08/08	Libor + 175

DDR Markaz	F	110,000	(3)	06/08	4.129

DDR Markaz II	F	150,480	(4)	11/14	5.147

Coventry II DDR Bloomfield	V	48,000		06/07	Libor + 110

Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000		06/07	Libor + 95

Coventry II DDR Marley Creek	V	10,235		07/07	Prime + 25

Coventry II DDR Merriam Village	V	18,539		06/08	Libor + 150

Coventry II DDR Phoenix Spectrum	V	47,500		01/09	Libor + 70

Coventry II DDR SM	V	95,412		01/08	Libor + 70
	V	36,820		01/08	Libor + 195.7

Coventry II DDR Totem Lakes	V	20,400		07/07	Libor + 215
Summary of Joint Venture Debt     6.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Joint Venture Debt
as of March 31, 2007 (con’t)

	Mortgage
Property/Entity	Balance (000’s)			Maturity Date	Interest Rate
Coventry II DDR Tri County	F	$157,790		02/15	5.655
	F	11,988		02/15	10.304

Coventry II DDR Ward Parkway	V	36,000		08/08	Libor + 125

Coventry II DDR Westover Marketplace	V	18,681		07/07	Libor + 195

DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC	F	736,559	(5)	03/17	5.4475
DDRTC Holdings Pool 3, LLC	F	555,034	(6)	03/12	5.480
DDRTC Holdings Pool 5, LLC	V	225,000	(7)	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC
Walks at Highwood Preserve I & II	F	3,700		05/09	4.372
Aiken Exchange	F	7,350		05/09	4.372
Oak Summit	F	8,200		06/09	4.272
Wytheville Commons	F	5,590		06/09	4.302
Heritage Pavilion	F	21,500		07/09	4.460
Columbiana Station	F	25,900		05/10	4.040
Warwick Center	F	16,939		06/10	4.130
Fayette Pavilion I & II	F	53,250		07/10	5.620
North Hill Commons	F	2,475		11/10	5.240
Cox Creek Shopping Center	F	14,542		03/12	7.090
Cypress Trace	F	16,000		04/12	5.000
Waterfront Marketplace	F	29,829		08/12	6.350
Waterfront Town Center	F	39,298		08/12	6.350
Creeks at Virginia Center	F	26,477		08/12	6.370
Willoughby Hills Shopping Center	F	14,480		06/18	6.980

Inland SAU Retail Fund, LLC
Blockbuster	F	993		10/10	4.890
Cascade Crossing	F	4,954		10/10	4.890
Hickory Flat Village	F	8,689		10/10	4.890
Flat Shoals Crossing	F	6,063		10/10	4.760
Deshon Plaza	F	6,038		10/10	4.760
Shops at John’s Creek	F	2,762		10/10	4.890
Waynesboro Commons	F	3,178		10/10	4.890
Brookhaven	F	10,397		12/10	4.890
South Square	F	12,597		10/12	5.060
North Hampton Market (Phase I & II)	F	10,501		10/12	5.080
The Point	F	15,800		10/12	5.640
Oakland Market Place	F	3,560		10/12	5.040
Crossroads Square	F	4,869		12/12	5.310
Cascade Corners	F	3,979		12/12	5.420
Hilander Village	F	9,404		12/12	5.410
Glenlake Plaza	F	8,234		12/12	5.440
Broadmoor Plaza	F	11,048		12/12	5.440
Milan Plaza	F	2,161		12/12	5.490
West Towne Commons	F	4,797		12/12	5.440
American Way	F	6,662		12/12	5.440
Kroger Junction	F	3,827		12/12	5.440
Summary of Joint Venture Debt     6.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Joint Venture Debt
as of March 31, 2007 (con’t)

	Mortgage
Property/Entity	Balance (000’s)			Maturity Date	Interest Rate
Inland SAU Retail Fund, LLC (con’t)
Kroger Plaza	F	$1,806		12/12	5.440
Willowbrook Commons	F	6,998		03/13	5.410
Shoppes at Wendover II	F	14,382		04/13	5.060
Harper Hill Commons	F	10,350		04/13	5.790
Plaza at Carolina Forest	F	14,203		05/13	5.970
Alexander Pointe	F	5,129		08/13	5.920
Patterson Place	F	20,338		12/13	5.670

DDR MDT PS, LLC	F	86,000	(8)	07/13	6.004

DDR Macquarie (9)
$125 Million Revolving Credit Facility	V	100,075	(10)	11/07	Libor + 100
JPMorgan Chase	F	9,100	(10)	11/07	4.913

Secured Portfolio Financing	F	290,500	(11)	12/08	4.225
	V	50,000	(11)	12/08	Libor + 130
	F	165,250	(12)	06/09	4.180
	F	20,000	(12)	06/07	4.800
	V	29,750	(12)	06/07	Libor + 84

BJ’s Clarence	F	4,663		03/22	7.070
JoAnn Transit	F	2,843		08/13	6.250
New Hartford Consumer Square	F	33,822		11/18	5.750
Birmingham, AL (Riverchase)	F	7,724		01/13	5.500
Merriam Town Center	V	30,000		11/07	Libor + 110

DDR Macquarie Longhorn Holdings	F	$85,000	(13)	01/12	4.910
DDR Macquarie Longhorn Holdings II	F	157,250	(14)	04/10	4.822
	V	26,450	(14)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	39,300	(15)	04/10	5.098

		$4,503,562

Notes:

(1) Encumbers two shopping center properties located in California.

(2) Encumbers five shopping center properties as follows:
Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR

(3) Encumbers seven shopping center properties as follows:
Oviedo, FL	Tampa, FL	Grove City, OH
Richmond, CA	Highland, IN	Toledo, OH
Winchester, VA
Summary of Joint Venture Debt     6.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Notes: (con’t)

(4) Encumbers thirteen shopping center properties as follows:
Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

(5) Encumbers twenty five shopping center properties as follows:
Anderson Central (Anderson, SC)	Barrett Pavilion (Kennesaw, GA)
Boynton Commons (Boynton Beach, FL)	City Crossing (Warner Robins, GA)
Fayette Pavilion III & IV
(Fayetteville, GA)	Gateway Market Center (St. Petersburg, FL)
Gateway Plaza (Jacksonville, NC)	Hiram Pavilion (Hiram, GA)
Marketplace at Mill Creek (Buford, GA)	Overlook at King of Prussia (King of Prussia, PA)
Sand Lake Corners (Orlando, FL)	Paradise Place (West Palm Beach, FL)
Stonecrest Marketplace (Lithonia, GA)	Pleasant Hill (Duluth, GA)
Universal Plaza (Lauderhill, FL)	River Ridge (Birmingham, AL)
Venture Pointe (Duluth, GA)	Sarasota Pavilion (Sarasota, FL)
Ward’s Crossing (Lynchburg, VA)	Sycamore Commons (Matthews, NC)
Winslow Bay Commons (Mooresville, NC)	Bartow Marketplace (Cartersville, GA)
Woodstock Square (Woodstock, GA)	Columbiana Station II (Columbia, SC)
Market Place (Ft. Myers, FL)

(6) Encumbers seventeen shopping center properties as follows:
Bellevue Place (Nashville, TN)	Village Crossing (Skokie, IL)
Capital Plaza (Wake Forest, NC)	Birkdale Village Retail & Apts (Huntersville, NC)
Carlisle Commons (Carlisle, PA)	CompUSA Retail Center (Newport News, VA)
Chesterfield Crossings (Richmond, VA)	Douglasville Pavilion (Douglasville, GA)
Commonwealth Center II (Richmond, VA)	Stonebridge Square (Roswell, GA)
Costco Plaza (White Marsh, MD)	Town & Country (Knoxville, TN)
Naugatuck Valley Shopping Center (Waterbury, CT)	Turkey Creek I (Knoxville, TN)
Newnan Pavilion (Newnan, GA)	Walks at Highwood Preserve I (Tampa, FL)
Suwanee Crossroads (Suwanee, GA)

(7) Encumbers twelve shopping center properties as follows:
Westside Centre (Huntsville, AL)	Chatham Crossing (Siler City, NC)
McFarland Plaza (Tuscaloosa, AL)	Southern Pines Marketplace (Southern Pines, NC)
Circuit City Plaza (Orlando, FL)	Alexander Place (Raleigh, NC)
Shoppes at Lake Mary (Lake Mary, FL)	Target Center (Columbia, SC)
Eisenhower Crossing I & II (Macon, GA)	Hillsboro Square (Deerfield Beach, FL)
Southlake Pavilion (Morrow, GA)
Goody’s Shopping Center (Augusta, GA)

(8) Encumbers seven shopping center properties as follows:
Shops at Turner Hill (Lithonia, GA)	McKinney Marketplace (McKinney, TX)
Turner Hill Marketplace (Lithonia, GA)	Marketplace at Town Center (Mesquite, TX)
Flatacres Marketcenter (Parker, CO)	Frisco Marketplace (Frisco, TX)
Overland Pointe Marketplace (Overland Park, KS)

(9) The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected below as it is consolidated within DDR’s accounts pursuant to FIN 46.

(10) Encumbers three shopping center properties as follows:
Canton, OH	St. Paul, MN	North Olmsted, OH

(11) Encumbers seven shopping center properties as follows:
Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA
Summary of Joint Venture Debt     6.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Notes: (con’t)

(12) Encumbers ten shopping center properties as follows:
Clarence, NY	Monaca, PA	Nashville, TN
Cheektowaga, NY	Erie, PA	Coon Rapids, MN
Batavia, NY	Murfreesboro, TN	Ashville, NC
Fayetteville, AR

(13) Encumbers four shopping center properties as follows:
Pioneer Hills (Aurora, CO)	Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)	Lakepointe Crossing (Lewisville, TX)

(14) Encumbers eight shopping center properties as follows:
Plainville Commons (Plainville, CT)	Cool Springs Pointe (Brentwood, TN)
Riverdale Village (Coon Rapids, MN)	Shoppers World of Brookfield (Brookfield, WI)
Brandon Village (Brandon, FL)	Brown Deer Center (Brown Deer, WI)
Brandon Plaza (Brandon, FL)	Brown Deer Marketplace (Brown Deer, WI)

(15) Encumbers three shopping center properties as follows:
Grandville Marketplace (Grandville, MI)	Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)

Summary of Joint Venture Debt 6.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Pro Rata Joint Venture Debt
as of March 31, 2007

	DDR's	DDR's
	Pro Rata	Pro Rata	Interest
Joint Venture	Interest	Debt (000's)	Rate (1)
RVIP III B	25.75%	$15,450	5.590
RVIP VI	25.75%	755	7.790
RVIP VII	21.00%	15,145	6.270
RVIP VIII	25.75%	6,014	6.320
DPG Realty Holdings, LLC	10.00%	1,067	7.644
DDRA Comm Ctr Five	50.00%	140,000	5.417
Lennox Town Center	50.00%	8,702	8.110
Sun Center	79.45%	15,823	7.548
DOTRS LLC	50.00%	10,500	6.050
Jefferson County Plaza	50.00%	1,874	7.070
DDR Markaz	20.00%	22,000	4.129
DDR Markaz II	20.00%	30,096	5.147
Coventry II DDR Bloomfield	10.00%	4,800	6.420
Coventry II DDR Buena Park	20.00%	12,200	6.470
Coventry II DDR Fairplain	20.00%	3,200	6.270
Coventry II DDR Marley Creek	10.00%	1,024	8.500
Coventry II DDR Merriam Village	20.00%	3,708	6.820
Coventry II DDR Phoenix Spectrum	20.00%	9,500	6.020
Coventry II DDR SM	20.00%	26,446	6.327
Coventry II DDR Totem Lakes	20.00%	4,080	7.470
Coventry II DDR Tri County	18.00%	30,560	5.984
Coventry II DDR Ward Parkway	20.00%	7,200	6.570
Coventry II DDR Westover Marketplace	10.00%	1,868	7.270
DDRTC Holdings Pool 1, LLC	15.00%	110,484	5.448
DDRTC Holdings Pool 3, LLC	15.00%	83,255	5.480
DDRTC Holdings Pool 5, LLC	15.00%	33,750	5.970
DDRTC Holdings Pool 6, LLC	15.00%	42,830	5.540
Inland SAU Retail Fund, LLC	20.00%	42,744	5.346
DDR Macquarie (2) (3)	14.49%	152,395	4.967

Total		$837,470

	Fixed Rate	$672,424
	Variable Rate	$165,045

		$837,470

Weighted Average — Total		4.71 years	5.5%

Weighted Average — Fixed	3,534,476	5.59 years	5.3%

Weighted Average — Floating	969,086	1.50 Years	6.3%

Notes:

(1)	Interest rate on floating rate debt determined by using the LIBOR rate in effect on March 30, 2007. One-month LIBOR was 5.320% on March 30, 2007.

(2)	The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.

(3)	The company’s 14.49% of debt on DDR MDT PS, LLC is not reflected in this number as DDR’s position in this venture is completely subordinated with no corresponding assets reflected on the company’s balance sheet.
Summary of Pro Rata Joint Venture Debt 6.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Joint Venture Mortgage Principal Payments
as of March 31, 2007
(000’s)

JOINT VENTURE	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
RVIP III B (Deer Park)					60,000							60,000
RVIP VI	2,944											2,944
RVIP VII		72,120										72,120
RVIP VIII			23,356									23,356
Tonawanda, NY (Hollywood/Tops)	198	213	230	249	268	290	312	337	364	393	2,192	5,046
Tonawanda, NY (Tops/Gander Mtn.)	377	407	439	474	511	552	595	642	693	748	329	5,768
DDRA Community Centers Five				280,000								280,000
Lennox Town Center Limited	585	635	688	746	809	877	950	1,031	1,117	1,211	8,897	17,546
Sun Center Limited
Principal Mutual Life Ins Co	523	569	619	674	11,594							13,978
W. Lyman Case & Co	93	98	104	110	5,684							6,089
DOTRS LLC					21,000							21,000
Jefferson County Plaza LLC		3,749										3,749
DDR Markaz		110,000										110,000
DDR Markaz II								150,480				150,480
Coventry II DDR Bloomfield	48,000											48,000
Coventry II DDR Buena Park				61,000								61,000
Coventry II DDR Fairplain	16,000											16,000
Coventry II DDR Marley Creek	10,235											10,235
Coventry II DDR Merriam Village		18,539										18,539
Coventry II DDR Phoenix Spectrum			47,500									47,500
Coventry II DDR SM		132,231										132,231
Coventry II DDR Totem Lakes	20,400											20,400
Coventry II DDR Tri County	1,651	2,032	2,179	2,315	2,459	2,585	2,774	2,947	151,056			170,000
Coventry II DDR Ward Parkway		36,000										36,000
Coventry II DDR Westover Marketplace	18,681											18,681
DDRTC Holdings Pool 1, LLC											736,559	736,559
DDRTC Holdings Pool 3, LLC						555,034						555,034
DDRTC Holdings Pool 5, LLC				225,000								225,000
DDRTC Holdings Pool 6, LLC
Cox Creek Shopping Center	165	204	222	239	257	13,492						14,579
Walks at Highwood Preserve I & II			3,700									3,700
Cypress Trace						16,000						16,000
Heritage Pavilion			21,500									21,500
Fayette Pavilion I & II				53,250								53,250
Oak Summit			8,200									8,200
Willoughby Hills Shopping Center		424	1,068	1,145	1,228	1,316	1,411	1,513	1,622	1,739	3,013	14,480
Warwick Center				16,939								16,939
Aiken Exchange			7,350									7,350
North Hill Commons				2,475								2,475
Columbiana Station				25,900								25,900
Creeks at Virginia Center	332	411	443	473	504	533	573	611	652	691	21,295	26,520
Wytheville Commons			5,590									5,590
Waterfront Marketplace	375	464	500	534	569	27,387						29,829
Waterfront Town Center	494	611	659	703	749	36,081						39,298
Summary of Joint Venture Mortgage Principal Payments 6.5

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2007
Summary of Joint Venture Mortgage Principal Payments
as of March 31, 2007 (con’t)
(000’s)

JOINT VENTURE	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
Inland SAU Retail Fund, LLC
Blockbuster				993								993
South Square						12,597						12,597
Shoppes at Wendover II							14,382					14,382
North Hampton Market (Phase I & II)						10,501						10,501
Crossroads Square						4,869						4,869
Brookhaven				10,397								10,397
Cascade Corners						3,979						3,979
Cascade Crossing				4,954								4,954
Hickory Flat Village				8,689								8,689
Flat Shoals Crossing				6,063								6,063
Deshon Plaza				6,038								6,038
Shops at John’s Creek				2,762								2,762
Hilander Village						9,404						9,404
Glenlake Plaza						8,234						8,234
Broadmoor Plaza						11,048						11,048
Milan Plaza						2,161						2,161
Alexander Pointe							5,129					5,129
Harper Hill Commons							10,350					10,350
The Point						15,800						15,800
Plaza at Carolina Forest							14,203					14,203
West Towne Commons						4,797						4,797
American Way						6,662						6,662
Willowbrook Commons							6,998					6,998
Oakland Market Place						3,560						3,560
Kroger Junction						3,827						3,827
Kroger Plaza						1,806						1,806
Waynesboro Commons				3,178								3,178
Patterson Place							20,338					20,338
DDR MDT PS, LLC							86,000					86,000
DDR Macquarie
$125M Revolver	109,175											109,175
Secured Portfolio Financing	49,750	340,500	165,250									555,500
BJ’s Clarence	178	191	205	220	236	253	272	292	313	336	2,210	4,706
JoAnn Transit	366	390	415	441	470	500	351					2,932
New Hartford Consumer Square	2,066	2,188	2,317	2,454	2,599	2,752	2,915	3,087	3,269	3,462	7,217	34,327
Birmingham, AL (Riverchase)	129	136	145	153	162	170	6,864					7,758
Merriam Town Center	30,000											30,000
DDR Macquarie Longhorn Hldgs						85,000						85,000
DDR Macquarie Longhorn Hldgs II				183,700								183,700
DDR Macquarie Longhorn Hldgs III				39,300								39,300
Payments through 3/31/07	-1,419											-1,419

Total — Debt	311,301	722,111	292,680	941,567	109,099	842,065	174,419	160,941	159,087	8,581	781,712	4,503,562

Summary of Joint Venture Mortgage Principal Payments 6.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2007
Investor Information

Research Coverage
AG Edwards
David AuBuchon	(314) 955-5452

Citigroup Smith Barney
Jonathan Litt	(212) 816-0231
Ambika Goel	(212) 816-6981

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Christeen Kim	(212) 250-8705

Goldman Sachs
Dennis Maloney	(212) 902-1970

Green Street Advisors
Jim Sullivan	(949) 640-8780
Nick Vedder	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

Lehman Brothers
David Harris	(212) 526-1790

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

JP Morgan
Michael Mueller	(212) 622-6689
Joe Dazio	(212) 622-6416

Morgan Stanley
Matthew Ostrower	(212) 761-6284
Mick Chiang	(212) 761-6385

RBC Capital Markets
Rich Moore	(216) 378-7625

UBS
Jeff Spector	(212) 713-6144

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Robert Laquaglia	(617) 603-4280

Corporate Headquarters
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500
Website: www.ddr.com

Investor Relations
Michelle M. Dawson
Phone: (216) 755-5455
Email: mdawson@ddr.com